                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                           ESC MEDICAL SYSTEMS LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                           ESC MEDICAL SYSTEMS LTD.
                            Yokneam Industrial Park
                             Yokneam, Israel 20692

                                                                    May 3, 2000

Dear Shareholder:

  You are cordially invited to attend the 2000 Annual General Meeting of shareholders of ESC Medical Systems Ltd. (the "Company") on May 30, 2000, beginning at 10:00 a.m., local time, at the Intercontinental Hotel of New York, 111 East 48th Street, New York, New York. We look forward to greeting as many of you as can attend the Annual General Meeting.

  Holders of the Company's ordinary shares are being asked to vote on the matters listed in the enclosed Notice of Annual General Meeting of shareholders. Your Board of Directors recommends a vote "FOR" all of the matters set forth in the notice.

  Whether or not you plan to attend the Annual General Meeting, it is important that your ordinary shares be represented and voted at the Annual General Meeting. Accordingly, after reading the enclosed Notice of Annual General Meeting and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided.

Very truly yours,

Prof. Jacob A. Frenkel
Chairman of the Board of Directors

                           ESC MEDICAL SYSTEMS LTD.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders
of ESC Medical Systems Ltd.:

  The Annual General Meeting of shareholders of ESC Medical Systems Ltd. (the "Company") will be held at the Intercontinental Hotel of New York, 111 East 48th Street, New York, New York, on May 30, 2000 at 10:00 a.m., local time, for the following purposes:

  1. To elect the directors of the Company to serve until the next Annual General Meeting ("Proposal 1").

  2. To approve the exemption, insurance and indemnification arrangements of the Company's directors ("Proposal 2").

  3. To approve the reimbursement of costs and expenses of certain shareholders in connection with the proxy contest held at the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders ("Proposal 3").

  4. To approve the indemnification of current and former directors of the Company with respect to certain complaints filed with the United States District Court and in connection with the filing of Schedule 13D by certain shareholders prior to the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders ("Proposal 4").

  5. To approve the adoption of the 1999 Share Option Plan and the grant of share options thereunder ("Proposal 5").

  6. To appoint the firm of Brightman, Almagor & Co., a member firm of Deloitte, Touche, Tohmatsu, as the Company's independent accountants for fiscal year 2000 ("Proposal 6").

  7. To approve an amendment to the Company's Memorandum of Association that will change the voting required for adoption of amendments to the Company's Memorandum of Association from the affirmative vote of the holders of 75% of the Ordinary Shares present and voting at a general meeting of shareholders to the affirmative vote of the holders of a majority of the Ordinary Shares present and voting at a general meeting of shareholders ("Proposal 7").

  8. To amend the Company's Articles of Association by adopting the Amended and Restated Articles of Association ("Proposal 8").

  9. To approve the compensation of the Company's directors for (i) services rendered to the Board of Directors during the term which commenced following the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders and (ii) serving on the Board of Directors during the new term, which shall commence at the Annual Meeting. ("Proposal 9").

  10. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

  Only shareholders of record at the close of business on May 9, 2000 are entitled to notice of, and to vote at, the meeting.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING AND REGARDLESS OF THE NUMBER OF ORDINARY SHARES YOU OWN, YOU ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND TO MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

  If you are present at the Annual General Meeting and desire to vote in person, your proxy will not be used if you revoke your appointment of proxy so that you may vote your shares personally.

By Order of the Board of Directors,

Hadar Solomon, Adv.
Secretary, Vice President and General Counsel
Yokneam, Israel
May 3, 2000

                            ESC MEDICAL SYSTEMS LTD.
                            Yokneam Industrial Park
                             Yokneam, Israel 20692

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
General Information..................................................      1

  The Proxy..........................................................      1

  Shareholders Entitled to Vote......................................      1

  Quorum; Required Vote..............................................      1

  Proxy Solicitation.................................................      2

  Shareholders Duties................................................      2

Proposal 1--Election of Directors....................................      3

  Nominees...........................................................      3

Proposal 2--Ratification and Approval of Exemption, Insurance and
 Indemnification Arrangements to Directors...........................      5

  Background.........................................................      5

  Directors' and Officers' Insurance.................................      5

  Indemnification of Directors and Officers under the Companies Law..      6

  Exemption Provisions under the Companies Law.......................      6

  The Proposed Indemnification Agreements............................      6

Proposal 3--Approval of Reimbursement of Costs and Expenses of
 certain Shareholders................................................      8

Proposal 4--Indemnification of Certain Persons Regarding Litigation..      9

Proposal 5--Approval of the 1999 Share Option Plan...................     10

  Background.........................................................     10

  General Terms and Conditions of the Plan...........................     11

  Terms of the Options...............................................     11

  Certain Israeli Tax Effects........................................     11

  Certain U.S. Federal Income Tax Effects............................     12

    Non Qualified Options............................................     12

    Incentive Stock Options..........................................     12

    Exercise by Delivery of Shares...................................     13

    Transferred Options; Estate and Gift Taxes.......................     13

Proposal 6--Appointment of Auditors..................................     14

Proposal 7--Amendment of the Company's Memorandum of Association.....     14

  Background.........................................................     14

  Required Vote......................................................     15

Proposal 8--Adoption of Amended Restated Articles of Association.....     15

  Background.........................................................     15

                                                                       Page No.
                                                                       --------

  General Amendments and Change in Terminology........................    15

  Amendments of the Articles..........................................    15

  Company's Purpose...................................................    16

  Quorum at Class Meeting.............................................    16

  Repurchase of Shares................................................    16

  Record Date for Notices of General Meeting and Other Action.........    16

  Annual General Meeting..............................................    16

  Notice of General Meetings; Omission to Give Notice.................    16

  Quorum of an Adjourned General Meeting..............................    17

  Adoption of Resolutions at General Meetings.........................    17

  Voting Power........................................................    17

  Alternate Directors.................................................    17

  Meetings of the Board of Directors..................................    17

  Chairman of the Board of Directors..................................    17

  Powers of Chief Executive Officer...................................    18

  Distribution of Dividend............................................    18

  Exemption, Indemnity and Insurance..................................    18

  Mergers.............................................................    18

Proposal 9--Approval of Directors' Compensation.......................    18

Information Concerning the Board of Directors and Board Committees....    19

  The Board of Directors..............................................    19

  Committees of the Board of Directors................................    19

    Executive Committee...............................................    20

    Audit Committee...................................................    20

    Internal Auditor..................................................    20

    Compensation Committee............................................    20

    Compensation Committee Interlocks and Insider Participation in
     Compensation Decisions...........................................    21

  Directors' Compensation.............................................    21

Approval of Specified Related Transactions Under Israeli Law..........    21

  Fiduciary Duties of Office Holders..................................    21

  Disclosure of Personal Interests of an Office Holder................    21

  Disclosure of Personal Interests of Controlling Shareholders........    22

Executive Officers of the Company.....................................    23

Security Ownership of Certain Beneficial Owners and Management........    25

Section 16(a) Beneficial Ownership Reporting Compliance...............    25

Executive Compensation................................................    26

  Option/SAR Grants in Last Fiscal Year...............................    27

  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End
   Option Values......................................................    27

                                                                       Page No.
                                                                       --------

  Employment Agreements, Termination Provisions and Change in Control
   Arrangements.......................................................    28

  Compensation Committee Report.......................................    30

  General Compensation Policy.........................................    30

    Factors...........................................................    30

    Base Salaries.....................................................    30

    Annual Incentive Compensation Awards..............................    31

    Other Incentive Compensation Awards...............................    31

    Certain Agreements................................................    31

    Chief Executive Officer Compensation..............................    31

    Deductibility of Compensation.....................................    31

Performance Graph.....................................................    32

Proposals of Shareholders.............................................    33

Other Business........................................................    33

Additional Information................................................    33

Annexes

Annex A:Form of Indemnification Agreement

Annex B:1999 Share Option Plan

Annex C:Amended and Restated Articles of Association

                           ESC MEDICAL SYSTEMS LTD.

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS

General Information

  This Proxy Statement is being furnished to holders of Ordinary Shares, par value NIS 0.10 ("Ordinary Shares"), of ESC Medical Systems Ltd., an Israeli corporation ("ESC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual General Meeting of Shareholders of the Company to be held on May 30, 2000, at 10:00 a.m., local time, at the Intercontinental Hotel of New York, 111 East 48th Street, New York, New York, and at any adjournment or adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 3, 2000. There were approximately 27,629,017 Ordinary Shares outstanding on April 24, 2000, with each share entitled to one vote per share on each matter submitted to shareholders for consideration at the Annual Meeting.

 The Proxy

  Yacha Sutton, Chief Executive Officer of the Company, and Hadar Solomon, Vice President, General Counsel and Secretary of the Company, have been nominated as proxies by the Board of Directors of the Company with respect to the matters to be voted upon at the Annual Meeting.

  All Ordinary Shares represented by properly executed proxies received prior to or at the Annual Meeting and not revoked prior to the Annual Meeting in accordance with the procedure therefor will be voted as specified in the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement and, in the discretion of the persons named in the proxy, on such other matters as may properly come before the Annual Meeting.

  A shareholder may revoke his, her or its proxy by delivering to the Company, subsequent to receipt of the Company of his, her, or its proxy a written notice canceling the proxy or appointing a different proxy or by attending the Annual Meeting, and upon receipt by the Chairman of the Annual Meeting of written notice from such shareholder of the revocation of his, her or its proxy and by voting in person at the Annual Meeting.

 Shareholders Entitled to Vote

  On February 1, 2000, the Israeli Companies Law, 1999-5759 (the "Companies Law") became effective and superseded most of the provisions of the Israeli Companies Ordinance (New Version), 5743-1983 (the "Ordinance"), except for certain provisions which relate to bankruptcy, dissolution and liquidation of companies. Pursuant to the Companies Law, each shareholder of record in an Israeli public company, including a company whose shares are traded on an exchange located outside of Israel, is entitled to receive prior notice of a General Meeting at least twenty one days before the date of the meeting unless the company's articles of association provide that such notice need not be sent. Since the Company's Articles of Association provide for a prior notice of General Meetings of shareholders, shareholders of record owning Ordinary Shares at the close of business on May 9, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

 Quorum; Required Vote

  The Company's Articles of Association provide that the presence in person or by proxy of two or more persons holding at least thirty three and one-third percent (33 1/3%) of the issued and outstanding Ordinary Shares of the Company is necessary to constitute a quorum and is necessary to hold the Annual Meeting. A meeting adjourned for lack of a quorum generally is adjourned to the same day in the following week at the same time and place or any time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the voting power represented at the meeting and voting on the question of adjournment. At such reconvened meeting, the required quorum consists of any two or more shareholders present in person or by proxy.

  The affirmative vote of a majority of the Ordinary Shares present and voting at the Annual Meeting is required to elect the nominees for directors with respect to the election of directors (Proposal 1), to approve the exemption, indemnification and insurance arrangements of the Company's directors (Proposal 2), to approve the reimbursement of costs and expenses of certain shareholders (Proposal 3), to approve the indemnification of current and former directors of the Company (Proposal 4), to approve the adoption of the 1999 Share Option Plan (Proposal 5), to approve the appointment of Brightman Almagor & Co., a member firm of Deloitte, Touche, Tohmatsu ("Brightman"), as the Company's independent auditors for fiscal year 2000 (Proposal 6) and to approve the compensation of the Company's directors (Proposal 9). The affirmative vote of at least 75% of the Ordinary Shares present and voting at the Annual Meeting is required to approve the amendment of the Company's Memorandum of Association (Proposal 7) and to approve the adoption of the Company's Amended and Restated Articles of Association (Proposal 8).

  On each matter submitted to shareholders for consideration at the Annual Meeting, only Ordinary Shares that are voted on such matter will be counted towards determining whether such matter is approved by shareholders. Ordinary Shares present at the Annual Meeting that are not voted on a particular matter or Ordinary Shares present by proxy where the shareholder properly withheld authority to vote on such matter (including broker non-votes) will not be counted in determining whether such matter is approved by shareholders. Shareholders will not be allowed to cumulate their votes in the election of directors.

  A broker non-vote occurs when a nominee holding Ordinary Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. On all matters considered at the Annual Meeting, abstentions and broker non-votes will be treated as neither a vote "for" nor "against" the matter, although they will be counted as present in determining if a quorum is present.

  The shareholders of the Company are not entitled to rights of appraisal or similar dissenters rights with respect to any matter to be acted upon at the Annual Meeting.

 Proxy Solicitation

  The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees, will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Ordinary Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses. The Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $12,500, plus reimbursement of certain out-of-pocket expenses.

 Shareholders Duties

  Under the Companies Law, a shareholder of a company has a general duty to act in good faith towards a company and towards the company's other shareholders and to refrain from abusing his power in the company. This duty extends also to voting in the general meeting of shareholders on the following matters: any amendment to the Articles of Association; an increase of the Company's authorized share capital; a merger; and approval of some of the acts and transactions which require shareholder approval under the Companies Law. In addition, a shareholder has the general duty to refrain from depriving other shareholders of their rights. Furthermore, any controlling shareholder, any shareholder who knows that it possesses the power to determine the outcome of a shareholder vote and any shareholder that, under the provisions of the Articles of Association, has the power to appoint an office holder in the Company, is under a duty to act in fairness towards the Company. The Companies Law does not describe the substance of these duties.

Proposal 1--Election Of Directors

  The Board of Directors currently consists of nine members. Each Director serves until the next Annual General Meeting following the Annual General Meeting or General Meeting at which such Director was elected, or until his/her earlier removal pursuant to a resolution of the holders of a majority of the voting power represented at a General Meeting in person or by proxy. The aforesaid majority shall be entitled to elect Directors in place of Directors so removed or to fill any vacancy, however created, on the Board.

  The Board of Directors of the Company may at any time and from time to time appoint any other person as a Director, whether to fill a vacancy on the Board or as an additional member to serve along with the existing Directors. Any Director so appointed shall hold office until the first Annual General Meeting convened after such appointment and may be reelected by the shareholders.

  The Board of Directors has nominated for election the following persons to serve as directors of the Company until the next Annual General Meeting of shareholders: Prof. Jacob A. Frenkel, Mr. Aharon Dovrat, Mr. Philip Friedman, Mr. Thomas G. Hardy, Prof. Darrell S. Rigel, M.D., Mr. S.A. Spencer, Mr. Mark
H. Tabak and Prof. Zehev Tadmor. All the above named nominees are currently members of the Board of Directors. Mr. Kenneth Rind, who is currently a Director, will not be standing for reelection.

  Each of the above named nominees has consented to being named in this Proxy Statement and will serve as a director if elected. If at the time of the Annual Meeting, however, any of the above named nominees should be unable or decline to serve, the persons named as proxies herein will vote for such substitute nominee or nominees as the Board of Directors recommends, or will vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends.

  The following table lists the name, age and positions with the Company of each of the nominees and the month and year in which each director was first elected.

 Nominee                    Business Experience
 -------                    ---------------------------------------------------
 Professor Jacob A. Frenkel Professor Jacob A. Frenkel, age 56, joined the
                            Board of Directors of the Company on January 25,
                            2000, and was elected Chairman of the Board.
                            Professor Frenkel serves at Merrill Lynch in the
                            dual capacity of Chairman of the Sovereign Advisory
                            Group and Chairman of the Global Financial
                            Institutions Group. Previously, Prof. Frenkel
                            served as Governor of the Bank of Israel during
                            1991 through 2000. During his tenure as Governor,
                            he led the liberalization of the Israeli financial
                            system, removed foreign exchange controls, and
                            reduced Israel's inflation rate to a level
                            prevailing in the major industrial countries. Prior
                            to becoming the Governor of the Bank of Israel, he
                            served from 1987 through 1991 as the Economic
                            Counselor and Director of Research at the
                            International Monetary Fund. Prof. Frenkel also
                            held the David Rockefeller Chair of International
                            Economics at the University of Chicago where he
                            served on the faculty from 1973 to 1987.

 Aharon Dovrat              Mr. Dovrat, age 68, joined the Board of Directors
                            of the Company on June 23, 1999. Mr. Dovrat is the
                            founder and chairman of Dovrat & Company, Ltd., a
                            privately held investment company, and chairman of
                            Isal, Ltd., a publicly traded investment company.
                            Between 1991 and 1998, Mr. Dovrat served as
                            chairman of Dovrat, Shrem & Company, Ltd., a
                            company publicly traded on the Tel Aviv Stock
                            Exchange that divides its operations into the areas
                            of investment banking and direct investment, fund
                            management, underwriting, securities and brokerage
                            services, real estate and industry. Between 1965
                            and 1991, Mr. Dovrat served as president and chief
                            executive officer of Clal (Israel) Ltd., a holding
                            company which by 1991, had become Israel's largest
                            independent conglomerate, with capital of over $400
                            million and aggregate annual sales in excess of
                            $2.5 billion. Mr. Dovrat serves as a member of the
                            board of directors of Technomatix Technologies
                            Ltd., a software company and Delta Galil Ltd., a
                            textile company.

 Nominee                    Business Experience
 -------                    -------------------
 Philip Friedman            Mr. Friedman, age 50, joined the Board of Directors
                            of the Company on June 23, 1999. Mr. Friedman is
                            the founder, president and chief executive officer
                            of Computer Generated Solutions, Inc., a privately-
                            held company founded by Mr. Friedman in 1984, that
                            specializes in providing comprehensive computer
                            technology and business solutions to companies
                            across the globe in a wide variety of industries.

 Thomas G. Hardy            Mr. Hardy, age 54, has been a director of the
                            Company since February 1998. Since December 1993,
                            Mr. Hardy has served as President and Chief
                            Operating Officer of Trans-Resources, Inc. Mr.
                            Hardy was Executive Vice President of Trans-
                            Resources, Inc. from 1987 to 1993 and a director
                            and member of its Financial Advisory Committee
                            since October 1992. Mr. Hardy was a director of
                            Laser Industries Ltd. from January 1990 until
                            February 1998, when it merged with the Company. Mr.
                            Hardy has also been a director of Haifa Chemicals
                            Ltd., a wholly-owned subsidiary of Trans-Resources,
                            Inc., since 1986.

 Professor Darrell S. Rigel Professor Rigel, age 49, joined the Board of
                            Directors of the Company on June 23, 1999. He has been a faculty member at New York University
                            Medical School ("NYU") since 1979, and is currently a physician and Clinical Professor of Dermatology at NYU, and is also an Adjunct Professor of Dermatology at Mt. Sinai School of Medicine in New
                            York City. Dr. Rigel is the immediate past president of the American Academy of Dermatology.
                            In 1996, Dr. Rigel founded Interactive Horizons,
                            Inc., a privately held company in the industry of interactive computer systems for which Dr. Rigel serves as its president. Dr. Rigel graduated from Massachusetts Institute of Technology with an SB and an SM in Management Information Sciences.

 Sash A. Spencer            Mr. Spencer, age 68, joined the Board of Directors
                            of the Company on June 23, 1999. He is the founder,
                            chief executive officer and principal investor of
                            Holding Capital Group, LLC, a private LBO, MBO,
                            venture capital and investment firm founded by Mr.
                            Spencer in 1976. Mr. Spencer serves as a member of
                            the board of directors of Trans-Resources, Inc.

 Mark H. Tabak              Mr. Tabak, age 49, joined the Board of Directors of
                            the Company on June 23, 1999. Mr. Tabak is the
                            founder, president and chief executive officer of
                            International Managed Care Advisors, LLC, a company
                            he founded in 1996 that invests in and develops
                            managed care type delivery systems addressing
                            mainly primary care needs in Latin America, Western
                            and Central Europe and Asia, among other regions.
                            Mr. Tabak is also Managing Partner of Healthcare
                            Capital Partners, presently affiliated with Capital
                            Z Partners, a $3 billion fund focusing on investing
                            in healthcare, insurance and financial services.
                            Between 1993 and 1996, Mr. Tabak served as
                            president of AIG Managed Care, Inc., a subsidiary
                            of American International Group. Between 1990 and
                            1993, Mr. Tabak served as president and chief
                            executive officer of Group Health Plan. Between
                            1986 and 1990, he was president and chief executive
                            officer of Clinical Pharmaceuticals, Inc., a
                            pharmacy benefit management company founded by Mr.
                            Tabak in 1986. From 1982 to 1986 he served as
                            president and chief executive officer of Health
                            America Development Corporation. Mr. Tabak is a
                            director and member of the audit committee of Ceres
                            Group, a company that specializes in the health
                            insurance industry. He also serves as director on
                            the board of Brookdale Assisted Living Community
                            Inc., an assisted living firm.

 Nominee                Business Experience
 -------                -------------------
 Professor Zehev Tadmor Professor Tadmor, age 62, joined the Board of Directors of the Company on June 23, 1999. He currently serves as
                        a Distinguished Institute Professor at the Department
                        of Chemical Engineering at the Technion Israel
                        Institute of Technology, Israel's major technological
                        scientific research university (the "Technion"), which
                        he joined in 1968, and has served as the chairman of
                        the board of the S.Neaman Institute for Advanced
                        Studies in Science & Technology at the Technion since
                        October 1998. Between October 1990 and September 1998,
                        Professor Tadmor served as president of the Technion.
                        Professor Tadmor serves as a member of the board of
                        directors of Haifa Chemicals Ltd., a chemical and
                        fertilizer company and a wholly-owned subsidiary of
                        Trans-Resources, Inc. Professor Tadmor also serves as a
                        member of the Technological Advisory Council of
                        Publicard, the board of governors of Technion, the USA-
                        Israel Science & Technology Commission, the Israeli
                        Academy of Science and Humanities and the USA National
                        Academy of Engineering.

  The affirmative vote of the holders of a majority of the voting power represented and voting at the meeting in person or by proxy is necessary to elect each of above named nominees as directors.

  The Board of Directors recommends a vote FOR the proposal to elect each of above-named nominees as directors.

Proposal 2--Ratification and Approval of Exemption, Insurance and
         Indemnification Arrangements to Directors

  Under the Companies Law, exemption of a Director from liability to a company and indemnification of, and procurement of insurance coverage for, the Company's directors must be approved by the Company's Audit Committee and Board of Directors and by the shareholders. Accordingly, the shareholders are being asked at the Annual Meeting to approve proposed agreements (the "Indemnification Agreements") to be entered between the Company and its directors and officers, in substantially the form attached hereto as "Annex A," and the Directors' and Officers' insurance arrangements described below.

 Background

  The Board of Directors believes that the Indemnification Agreements are a response to: (i) the increasing hazard and related expense of litigation brought against directors and executive officers; (ii) the general unavailability of directors' and officers' liability insurance or significant limitations in amounts and breadth of coverage; (iii) potential increases in premiums for such coverage; and (iv) the potential inability of the Company to continue to attract and retain qualified directors and executive officers in light of these circumstances.

  The Board of Directors believes that the Indemnification Agreements will serve the best interests of the Company and its shareholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the success of the Company. The Indemnification Agreements are intended to complement the indemnity and protection available under the Companies Law and the Company's Articles of Association, as now in effect and as proposed to be amended upon shareholder approval of "Proposal 8--Adoption of Amended and Restated Articles of Association" below (the "Amended Articles"), and any policies of insurance which may hereafter be maintained by the Company and to provide for indemnification of certain of its agents to the fullest extent permitted by applicable law. The following discussion summarizes certain aspects of the proposed officers' and directors' insurance, exemption and indemnification arrangements.

 Directors' and Officers' Insurance

  Article 68B of the Amended Articles provides that the Company may insure its past or present office holders to the maximum extent permitted by law. Under the Companies Law, a company may enter into a contract for the insurance of the liability of any of its office holders for: (i) a breach of his duty of care to the company or to another person; (ii) a breach of his duty of loyalty to the company, provided that the office holder acted in good faith and had reasonable cause to assume that his act would not prejudice the company's interests; or (iii) a financial liability imposed upon him in favor of another person concerning an act performed by him in his capacity as an office holder.

  Subject to shareholder approval with respect to the Company's directors, the Company has obtained directors' and officers' liability insurance with a $20,000,000 limit of liability. The current policy period expires on July 1, 2000. The Company intends to renew such policy or obtain comparable coverage after the expiration of such policy. Shareholder approval of this Proposal 2 will extend to any renewal or substitution thereof (from time to time) under comparable coverage.

 Indemnification of Directors and Officers under the Companies Law

  The Companies Law provides that a company may indemnify an office holder against: (i) a financial liability imposed on him in favor of another person by any judgment concerning an act performed in his capacity as an office holder; and (ii) reasonable litigation expenses, including attorneys' fees, expended by the office holder or charged to him by a court relating to an act performed in his capacity as an office holder, in connection with: (a) proceedings the company institutes against him or instituted on its behalf or by another person; (b) a criminal charge from which he was acquitted; or (c) a criminal charge in which he was convicted for a criminal offense that does not require proof of criminal thought. Article 68A of the Amended Articles authorizes the Company to indemnify its office holders to the fullest extent permitted under the law.

  The Amended Articles also authorizes the Company to undertake in advance to indemnify an office holder, provided that the undertaking is: (a) limited to categories of events which the board of directors determines that can be anticipated; and (b) limited in amount determined by the board of directors to be reasonable for the circumstances.

  Both the Companies Law and Article 68C of the Amended Articles provide that a company may not exempt or indemnify an office holder nor enter into an insurance contract which would provide coverage for any liability incurred as a result of any of the following: (a) a breach by the office holder of his duty of loyalty unless the office holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company; (b) a breach by the office holder of his duty of care if the breach was done intentionally or recklessly; (c) any act or omission done with the intent to derive an illegal personal benefit; or (d) any fine levied against the office holder.

 Exemption provisions under the Companies Law

  Under the Companies Law, an Israeli company may not exempt an office holder from liability for a breach of his duty of loyalty, but may exempt in advance an office holder from his liability to the company, in whole or in part, for a breach of his duty of care. Article 68 of the Amended Articles authorizes the Company to exempt any office holder from liability to the Company to the extent permitted by law.

 The Proposed Indemnification Agreements

  A description of the proposed Indemnification Agreements is set forth below. The description is intended to be a summary of the material provisions of the Indemnification Agreements, is not purported to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement which is attached hereto as "Annex A."

  The Indemnification Agreements will provide the office holders (each, an "Indemnitee") with the maximum indemnification allowed under applicable law. The Indemnification Agreements provide that the Company shall indemnify an Indemnitee who, by reason of the fact that he was a director, officer, key employee, fiduciary or agent of the Company or any subsidiary of the Company, is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal (unless convicted of committing an offense which requires proof of criminal thought), administrative or investigative, arising out of or relating to an Indemnifiable Event. The Indemnification Agreements set forth a list of categories of Indemnifiable Events, among which are claims made under securities laws, claims in connection with the business of the Company, claims in connection with transactions of the Company not in the ordinary course, claims by employees, intellectual property claims, claims by lenders and creditors of the Company, tort claims and claims relating to the products of the Company, tax matters, environmental matters and regulatory matters.

  The Company undertakes to indemnify the Indemnitee against all expenses which are defined under the Indemnification Agreements to include, among other things, expenses, judgments and amounts paid in settlement (including taxes imposed on the Indemnitee on account of receipt of such payouts) incurred by the Indemnitee with respect to any specific Indemnifiable Event up to the limit amount. The Indemnification Agreements set forth limit amounts applicable to each Indemnifiable Event. The terms of the Indemnification Agreements would authorize the Company's Board of Directors and Audit Committee to increase the limit amount if they determine that the foreseeable expenses in connection with a specific Indemnifiable Event may be more than the limit amount.

  The Indemnification Agreements also provide for the Company to advance all expenses in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The Indemnitee shall repay such amounts advanced if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the Indemnitee by the Company shall be delivered within five days following a written request by the Indemnitee.

  The Indemnification Agreements set forth a number of procedural and substantive matters including the following:

  . First, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an Indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreements.

  . Second, in the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

  . Third, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the Indemnitee may be entitled under the Company's Memorandum or Articles of Association, any agreement, any vote of shareholders or disinterested directors, the laws of the Company's state of incorporation, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

  . Fourth, the Indemnification Agreements provide for certain exceptions to the Company's obligation to provide indemnification, which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements, insurance policies, the Company's Memorandum or Articles of Association or any statute or law or otherwise as required under the laws of the Company's state of incorporation; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of
     Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or any similar or successor statute.

  In addition, the Indemnification Agreements provide that as along as the Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company and thereafter as long as the Indemnitee may be subject to any possible proceedings, the Company shall procure directors' and officers' liability insurance to the fullest extent permitted by law in such amount as the Company shall deem appropriate, unless the Company determines that such insurance is not reasonably available.

  Finally, in accordance with the Companies Law, under the Indemnification Agreements, the Company exempts and releases the Indemnitee from any and all liability to the Company related to any breach by the Indemnitee of his or her duty of care to the Company.

  The proposed Indemnification Agreements, together with the proposed insurance arrangements and the limitations on the directors' liability provided by the Company's Memorandum and Articles of Association, reduce the number of instances in which directors might be held liable to make payments of money to discharge personal liability arising from breach of their fiduciary duties or duties of care. Therefore, it should be noted that the current directors of the Company have a direct personal interest in the approval of the Indemnification Agreements. At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the Indemnification Agreements.

  Approval of the Indemnification Agreements and the insurance arrangements as described above, with respect to each of the Directors of the Company, requires the affirmative vote of a majority of the votes present or represented and entitled to vote on this subject matter at the Annual Meeting and is subject to shareholder approval of Proposal 8.

  The Board of Directors recommends a vote FOR this Proposal 2.

Proposal 3--Approval of Reimbursement of Costs and Expenses of Certain Shareholders

  The majority of the Company's existing Board members were elected to the Board of Directors following an election contest (the "Election Contest") at the Company's combined Annual and Extraordinary General Meeting of shareholders that took place on June 23, 1999 (the "1999 Meeting"). Messrs. Arie Genger and Barnard J. Gottstein and certain of their respective affiliates (the "Contesting Shareholders") represented the Contesting Shareholders and solicited proxies which challenged the proxies solicited by the Company's management. Following the 1999 Meeting, on June 23, 1999, the Company's management and the Contesting Shareholders reached a comprehensive compromise settlement with respect to the various issues surrounding the Election Contest, among which was the restructuring of the Board of Directors. As a condition to such compromise settlement, which is reflected in a written letter to the Board dated June 23, 1999 (the "Settlement Agreement"), the Company's Board of Directors and Audit Committee resolved on June 23, 1999 that:

  "all costs and expenses of Messrs. Arie Genger and Barnard J. Gottstein and their affiliates in connection with the election contest shall be reimbursed by the Company promptly on submission of invoices therefor, subject to refund when such reimbursement is submitted to shareholders and not approved by such shareholders at a meeting noticed for such purpose".

  Accordingly, and subject to shareholder approval, the Contesting Shareholders have submitted to the Company invoices for their Election Contest expenses for the sum of approximately $1,510,000, consisting of legal, litigation, proxy solicitation and other expenses, which expenses were reimbursed to them. Pursuant to the Board's and the Audit Committee's resolutions, if shareholder approval of the Board's and the Audit Committee's resolution of June 23, 1999 is not obtained, the Contesting Shareholders will refund to the Company the amounts that were previously reimbursed to them. Trans-Resources, Inc. ("TRI"), a company controlled by Mr. Arie Genger, was among the Contesting Shareholders and accordingly received reimbursement for its expenses in connection with the Election Contest. S.A. Spencer, a Director of the Company, is also a director of TRI and Thomas G. Hardy, a Director of the Company, is the President and Chief Operating Director of TRI. Therefore, it should be noted that by virtue of the office each of them holds with TRI, Messrs. Spencer and Hardy each have an indirect interest in the approval of Proposal 3. However, the foregoing resolution of the Board of Directors of June 23, 1999 was adopted in Mr. Hardy's absence and prior to Mr. Spencer's appointment as a Director of the Company.

  The affirmative vote of the holders of a majority of the voting power represented and voting at the meeting in person or by proxy is necessary for ratification and approval of the reimbursement of the Election Contest expenses of the Contesting Shareholders.

  Pursuant to the aforesaid approval by the Audit Committee and Board of Directors on June 23, 1999, the Board of Directors recommends a vote "FOR" the ratification and approval of the reimbursement of expenses of the Contesting Shareholders as set forth above.

Proposal 4--Indemnification of Certain Persons Regarding Litigation

  As part of the comprehensive compromise settlement reached between the Contesting Shareholders and the Company's management in connection with the Election Contest and as reflected in the June 23, 1999 Settlement Agreement (See Background for Proposal 3 above), the Contesting Shareholders agreed to vote all shares controlled by them in favor of a shareholder resolution for indemnification of certain persons who were then the directors of the Company for certain litigation as described below. This undertaking was expressly conditioned on the resignation of Shimon Eckhouse as President and Chief Executive Officer of the Company and Karen Sarid and Hillel Bachrach as directors pursuant to executed resignation letters by such individuals, and was intended by the Contesting Shareholders to resolve fully and finally all outstanding matters with respect to the resignations of such individuals. On March 30, 2000, pursuant to such understanding, the Contesting Shareholders requested that the Board of Directors, in accordance with the Companies Law, include in the agenda for the Annual Meeting resolutions in substantially the following form:

  "RESOLVED to indemnify each of Shimon Eckhouse, Karen Sarid, Kenneth Rind, Hillel Bachrach, Marshall Butler, Halley S. Faust, Dan Suesskind, Thomas Hardy and Benjamin Givli (all together the "Former Directors" and each separately the "Former Director") in respect of the actions consolidated under the caption In Re ESC Medical Systems Ltd. Securities Litigation, Case No. 98 Civ. 7530 (MBM) filed in the United States District Court, Southern District of New York, including the events described in the complaints relating thereto and any amendments thereof (the "Complaint") and any other claims relating thereto for (a) any monetary obligation imposed upon any of them for the benefit of a third party by a judgment, including a settlement agreed to in writing by the Company, or an arbitration decision certified by the court, as a result of an act or omission of any of the Former Directors in his/her capacity as a director or an office holder of the Company, and (b) reasonable litigation expenses, including legal fees, incurred by any of the Directors, as approved in advance by independent counsel for the Company if requested by the Audit Committee, or which he/she is obligated to pay by a court order, in a proceeding brought against him/her by or on behalf of the Company or by others, in case relating to acts or omissions of any of the Former Directors in his/her capacity as a director or as office holder of the Company relating to the events described in the Complaint and any claims relating thereto. Said indemnification shall be limited to any amounts not covered by the officers' and directors' liability insurance policy for him/her which is currently in effect."

  "RESOLVED that in the event that any of the Former Directors becomes involved, in their capacity as an officer or a director, in any claim, suit, action, proceeding, investigation or inquiry with respect to the filing with the U.S. Securities and Exchange Commission of Schedule 13D, and any amendment thereto by Messrs. Arie Genger and/or Mr. Barnard Gottstein, the Company shall indemnify and reimburse any such Former Director for his/her legal and other expenses, to the fullest extent permitted by the Companies Ordinance (New Version), 1983-5743 and/or the Companies Law, 1999-5759, as the case may be, as such expenses may be incurred by such director in connection therewith. Said indemnification shall be limited to any amounts not covered by the officers' and directors' liability insurance policy for him/her which is currently in effect."

  The first resolution relates to a claim which was filed naming the Company, Salomon Smith Barney Inc., and several additional current and former directors and officers as defendants. The consolidated amended complaint seeks damages and attorneys fees under the United States securities laws for alleged irregularities in the way in which the Company reported its financial results and disclosed certain facts throughout 1997 and 1998 and for alleged "tipping" of non-public information to Salomon Smith Barney Inc. in September 1998. This claim is still pending.

  The second indemnification resolution relates to the Schedule 13D that was filed by the Contesting Shareholders as part of the Election Contest. In an attempt to challenge the Schedule 13D, the Company initiated litigation against the Contesting Shareholders regarding Schedule 13D violations. However, as part of the compromise Settlement Agreement between the management of the Company and the Contesting Shareholders, on June 23, 1999, the Board of Directors of the Company resolved to dismiss said litigation with prejudice and the Contesting Shareholders agreed to waive any claims they may have against any of the directors with respect to the Election Contest.

  The Board of Directors believes that the compromise of the Election Contest was necessary to rapidly resolve the Election Contest and to bring about a long awaited change in the management of the Company and, as such, is in the interest of the Company. Therefore, the Board of Directors agreed to submit the proposed resolutions to shareholder vote substantially in the form requested by Messrs. Genger and Gottstein and recommend a vote "FOR" such resolutions, in order to conclude the implementation of the said compromise. Given the Board's understanding that the Settlement Agreement served to resolve fully and finally all outstanding matters with respect to the resignations of certain individuals, if, and to the extent that, an indemnified person seeks, in any way, to challenge, by bringing any claim, suit, action or proceeding against the Company and/or any of the Contesting Shareholders, the finality of the Settlement Agreement or any amount that the Company shall have determined such person is entitled to receive upon separation from the Company, the Company reserves the right in such event, notwithstanding shareholder approval of the foregoing indemnification resolutions, to avail itself of any legal defenses available to it concerning its obligation to provide indemnification to such person, and further reserves the right to avail itself of any legal remedies available to it, including but not limited to ceasing to provide indemnification to such person, and seeking recovery, recoupment and/or offset from such person of any amounts paid, advanced or otherwise promised to such person in connection with the foregoing indemnification resolutions.

  It should be noted that Thomas G. Hardy and Kenneth Rind, both of whom are Directors of the Company, have a direct interest in the approval of this proposal as they each are named among the Directors who the Company may indemnify pursuant to the foregoing resolutions. Accordingly, Mr. Hardy and Mr. Rind were not present at the meeting when this proposal was considered and approved by the Board of Directors.

  The affirmative vote of the holders of a majority of the voting power represented and voting at the Annual Meeting in person or by proxy is necessary for the approval of the indemnification resolutions described above.

  The Board of Directors recommends a vote "FOR" the approval of both indemnification resolutions as set forth above.

Proposal 5--Approval of the 1999 Share Option Plan

  The Board of Directors is proposing for shareholder approval, in accordance with the Nasdaq Stock Market rules, the Company's 1999 Share Option Plan (the "Plan"). Shareholder approval of the Plan is also required by Section 422 of the U.S. Internal Revenue Code of 1954, as amended (the "Code") as the Company may issue options which may qualify as incentive stock options within the meaning of Section 422 of the Code.

 Background

  The Plan was introduced in the Company in 1999 and is intended to provide incentive compensation to and to encourage share ownership by, the directors, officers employees and certain consultants and dealers of the Company and its subsidiaries in order to align their interests with those of the Company's shareholders. A description of the Plan is set forth below. The description is intended to be a summary of the material provisions of the Plan, is not purported to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as "Annex B."

 General Terms and Conditions of the Plan

  The Plan is administered by the Option Committee or Compensation Committee (in each case, the "Committee"), which has the absolute discretion on different issues relating to the administration of the Plan, including, among other things, the right to determine whom among the Company's employees, directors, dealers and consultants of the Company may be granted options, to determine the times when options may be granted, to determine the exercise price of each option and the time upon which the options may be exercised.

  The shares optioned under the Plan are Ordinary Shares which the Company may acquire and deposit with a trustee and will not exceed, in the aggregate, 5,000,000 Ordinary Shares. The option price in the case of each option granted under the Plan, may be not less than 85% of the last reported sales price of the Ordinary Shares in the Nasdaq Stock Market on the date of the grant. No option will be transferable, except by will or by laws of descent and distribution.

  The Board of Directors or the Committee may, without the consent of the Company's shareholders, at any time, terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that such amendment will not adversely affect options already granted prior to such amendment or termination. The Plan and all related instruments will be governed by and interpreted in accordance with the laws of the State of Israel.

 Terms of the Options

  Under the Plan, the Committee will determine the dates after which options may be exercised, in whole or in part. No option may be exercised after the tenth anniversary of the date that the option was granted, and no option granted to an employee of the Company will be exercisable before such employee accumulates at least one year of service with the Company.

  The Plan provides that with respect to the Company's directors, the Chief Executive Officer ("CEO") of the Company and the officers reporting directly to the CEO, the options held by such persons will become exercisable immediately upon a change in control of the Company. A change in control will occur upon one of the following events: (i) acquisition of any voting securities by any person immediately after which such person becomes a beneficial owner of 20% or more of the voting power of the Company, unless such Person has filed a Schedule 13D at any time during the 12 month period prior to the Plan being first approved by the Board of Directors (except for non-control acquisitions), (ii) change in the majority of members of the board of the directors of the Company in any two year period unless such change was approved by at least two-thirds of the incumbent board and (iii) approval of certain transactions by the Company's shareholders (such as a merger, liquidation, or sale of assets).

  To the extent that the aggregate fair market value of the Company's Ordinary Shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Plan and any other stock option plan of the Company exceed $100,000, such options will be treated as nonqualified stock options ("NSOs"). Such fair market value will be determined as of the date on which each such incentive stock option is granted.

  No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such incentive stock option is at least 110 percent of the fair market value of a share of Company stock at the time such incentive stock option is granted and
(B) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

 Certain Israeli Tax Effects

  Options granted under the Plan to Israeli optionees who are subject to Israeli taxation may or may not contain such terms as will qualify the option grant for special tax treatment under Sections 102 or 3(IX) of the Israeli Income Tax Ordinance.

 Certain U.S. Federal Income Tax Effects

  The following discussion of certain relevant United States federal income tax effects applicable to options granted under the Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of NSOs or incentive stock options ("ISOs") consult their tax advisers before exercise of any such option and before disposing of any of the Ordinary Shares acquired upon the exercise thereof. Different rules may apply in the case of a Plan participant who is subject to the requirements of Section 16 of the Exchange Act.

 Nonqualified Stock Options

  An optionee generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

  If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

 Incentive Stock Options

  An optionee will not be in receipt of taxable income upon the grant of an ISO. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made by the legal representative of an optionee who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Certain Federal Income Tax Effects--Nonqualified Stock Options.")

  If stock acquired pursuant to the timely exercise of an ISO is later disposed of, the optionee will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the optionee) equal to the difference between the amount realized upon such sale and the option price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

  If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of the optionee's ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any capital gain recognized by the optionee will be long-term or short-term capital gain, depending on the length of time such shares were held by the optionee.

  The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

 Exercise by Delivery of Shares

  According to a published ruling of the United States Internal Revenue Service (the "IRS"), an optionee who pays the option price upon exercise of an NSO, in whole or in part, by delivering Ordinary Shares of the Company already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. (See "Certain Federal Income Tax Effects-- Nonqualified Stock Options.") With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the optionee's ordinary income, and the holding period for such additional shares will commence on such date.

  The United States Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of corporation stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if, at the date of surrender, the applicable holding period for such shares had not been met, such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Company's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

 Transferred Options: Estate and Gift Taxes

  If ISOs or NSOs are held until death, federal and, if applicable, state estate and inheritance taxes would be imposed on the fair market value of the options at the time of death. Certain individuals, however, may realize estate and gift tax savings by making lifetime gifts of NSOs to permitted family members, trusts for their benefit, or other entities. Federal and, if applicable, state gift taxes would be imposed on the fair market value of the NSOs at the time of the completed gift, subject to applicable federal and state gift tax credits and exclusions. The IRS has taken the position that a gift of an option is not complete until the donee's right to exercise the option is no longer conditioned on the performance of services by the optionee. Generally, federal and state gift and estate tax savings may be realized if the value of the NSOs at the time of the completed gift is less than the value of the NSOs (or the proceeds from the disposition thereof) at such later time as the optionee might make a gift of the NSOs or, if no gift is made, at the time of the optionee's death.

  The fair market value of options for gift or estate tax purposes may be determined using any one of a number of standard valuation methods, such as the Black-Scholes or binomial models. Valuation models should consider, among other things, such factors as strike price, the current value and volatility of the underlying stock, the expected dividends on the underlying stock, the risk-free rate over the option term and the option's remaining life. In Revenue Procedure 98-34, 1998-17 IRB 1, the IRS sets forth a "safe harbor" method of valuation which, if followed, will be accepted by the IRS in valuing options for estate and gift tax purposes. This IRS model is relevant only where the underlying stock is publicly-traded and imposes certain other restrictions, such as the disallowance of certain market discounts permitted by other valuation models.

  The optionee (or if the optionee is deceased, the optionee's estate), rather than the donee, will recognize ordinary income for federal income tax purposes upon the exercise of the transferred option (just as if there had been no transfer). (See "Certain Federal Income Tax Effects--Nonqualified Stock Options.")

  The affirmative vote of the holders of a majority of the voting power represented and voting at the Annual Meeting in person or by proxy is necessary for approval of the Company's 1999 Share Option Plan.

  The Board of Directors recommends a vote FOR the approval of the 1999 Share Option Plan.

Proposal 6--Appointment of Auditors

  On January 17, 2000, pursuant to the Ordinance, then in effect, the Board of Directors has decided to appoint Brightman as its independent accountants replacing Luboshitz Kasierer ("LK"), to audit the consolidated financial statements of the Company and its subsidiaries for fiscal year 1999. The Board of Directors recommends that the shareholders appoint Brightman, as independent accountants to audit the accounts of the Company and its subsidiaries for fiscal year 2000, and to authorize the Board of Directors of the Company to determine the level of compensation of the independent accountants.

  On February 10, 2000, the client/auditor relationship between the Company and LK, the Company's independent accountants, ceased. During the years ended December 31, 1997 and 1998, and the subsequent interim period through February 10, 2000 (the date LK ceased to be the Company's independent accountants) (i) there were no disagreements with LK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LK, would have caused LK to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years and
(ii) there were no "reportable events" as described in Items 304(a)(1)(iv) of Regulation S-K of the Exchange Act. The independent accountant's report of LK on the Company's consolidated financial statements for the years ended December 31, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  Neither Brightman nor LK will have a representative present at the Annual Meeting.

  An affirmative vote of a majority of the shares represented and voting at the Annual Meeting in person or by proxy is required for the appointment of Brightman as the Company's independent accountants for fiscal year 2000.

  The Board of Directors recommends a vote FOR this Proposal.

Proposal 7--Amendment of the Company's Memorandum of Association

 Background

  The Ordinance mandated that an amendment to a company's Memorandum of Association may only be adopted by the affirmative vote of 75% of the Ordinary Shares present and voting at a general meeting of shareholders. The Companies Law no longer requires a newly incorporated Company to include in its incorporation documents a Memorandum of Association. For companies that were incorporated prior to the effective date of the Companies Law, the Companies Law provides that such companies may either revoke their Memorandum of Association or amend it. The Companies Law provides that a company may include in its Memorandum of Association a provision which authorizes it to amend its Memorandum of Association by any required voting. Therefore, the Company's Board of Directors propose that the shareholders adopt a resolution to add to the Company's Memorandum of Association a provision that will authorize the Company to amend the Memorandum of Association by the affirmative vote of a majority of the Ordinary Shares present and voting at a general meeting of shareholders.

 Required Vote

  Under the Companies Law, such a resolution must be adopted by the higher of
(i) 75% of the Ordinary Shares present and voting at a general meeting of shareholders or (ii) by the proposed required voting under the amendment. Since the proposed amendment contained in the resolution only requires a majority of the Ordinary Shares present and voting, the required vote of the shareholders needed to adopt such resolution is 75% of the Ordinary Shares present and voting at the Annual Meeting.

  The Board of Directors recommends a vote FOR the following resolution:

  RESOLVED, to amend the Company's Memorandum of Association so as to include the following provision: "Amendments. This Memorandum of Association may be amended at any time and from time to time by a majority of the voting power represented at the meeting in person, by voting card or by proxy and voting thereon."

Proposal 8--Adoption of Amended and Restated Articles of Association

 Background

  As described above, on February 1, 2000 the Companies Law became effective and superseded most of the existing provisions of the Ordinance except for those relating to bankruptcy, liquidation and dissolution of companies. Consequently, companies incorporated in Israel may alter and modify their Articles of Association, to adjust them to the new provisions of the Companies Law.

  A description of the Amended Articles proposed to be approved by shareholders is set forth below. The description includes a comparison of the Amended Articles and the current Articles of Association of the Company (the "Old Articles"). The description is intended to be a summary of the material provisions of the Amended Articles as compared to the provisions of the Old Articles, is not purported to be complete and is qualified in its entirety by reference to the Amended Articles which are attached hereto as "Annex C".

 General Amendments and Change in Terminology

  The Companies Law uses certain terminology which is different than the terminology used by the Ordinance. Accordingly, there are changes to some of the terminology used throughout the Old Articles, including the following: (i) while the Old Articles referred to "Members" in the context of shareholders of the Company, the Amended Articles pursuant to the Companies Law refers to "Shareholders"; (ii) all references to the Ordinance in the Old Articles are replaced by references to the Companies Law; (iii) the Companies Law no longer requires a "Special Resolution" (75% of shares voting and present) in connection with certain corporate actions, such as, an increase in the authorized share capital, a modification of share rights, a cancellation of share capital, or the conversion of share capital into stock, thus all references in the Old Articles to "Special Resolutions" will be replaced with "Ordinary Resolution" which requires just a majority of the shares voting and present in a general meeting of shareholders of the Company; and (iv) the Companies Law substituted the term "Extraordinary General Meeting of Shareholders" with the term "Special General Meeting", thus all references in the Old Articles the term "Extraordinary General Meeting" were replaced with references to "Special General Meeting."

 Amendments of the Articles

  The Ordinance mandated that any amendment of a company's articles of association shall be adopted by a Special Resolution (which required the vote of 75% of the shares represented at the meeting and voted). Under the Companies Law, a company may amend its articles of association by the affirmative vote of a majority of the shares voting and present at the general meeting of shareholders or by a different voting if so determined by the company's articles of association. Article 3 of the Amended Articles provides that the Amended Articles may be amended by an Ordinary Resolution, if the amendment is recommended by the Board of Directors, but in any other case by a resolution approved by the holders of at least 75% of the shares represented at the General Meeting and voted thereon.

 Company's Purpose

  Under the Companies Law, a company may define its purposes as to engage in any lawful business and may broaden the scope of its purposes to the grant of reasonable donations for any proper charitable cause, even if the basis for any such donation is not dependent upon business considerations. In light of this, Article 3A of the Amended Articles provides that the Company's purpose is to engage in any business permitted by law, and that the Company can also extend reasonable donations for any proper cause.

 Quorum at Class Meetings

  To achieve consistency with the quorum required for any general meeting of shareholders of the Company, Article 6(b)(ii) of the Amended Articles amends the required quorum for any class meeting to two or more shareholders present in person or by proxy and holding at least thirty three and one-third percent (33 1/3%) of the issued shares of such class.

 Repurchase of Shares

  Prior to the Companies Law, a company incorporated in Israel was generally prohibited from repurchasing its own shares, whether directly or indirectly by providing financial assistance to a third party for the purchase of the company's shares, subject to certain exceptions. In contrast, the Companies Law, subject to certain limitations, authorizes companies to repurchase their own shares. Article 10(b) of the Amended Articles thus provides, that the Company may at any time, and from time to time, subject to the Companies Law, purchase back or finance the purchase of any shares or other securities issued by the Company, in such manner and under such terms as the Board of Directors shall determine, whether from any one or more shareholders. Such purchase shall not be deemed as payment of dividends and no shareholder will have the right to require the Company to purchase its shares or offer to purchase shares from any other shareholders.

 Record Date for Notices of General Meeting and Other Action

  Under the Old Articles, the Board of Directors could fix a record date for the purpose of a shareholder vote or other actions between ten to sixty days before the date of the meeting or other actions. Under the Companies Law, for the purpose of a shareholder vote, the record date can be set at a date which is between four and twenty-one days before the date of the meeting. Article 20 of the Amended Articles therefore provides that the Board of Directors may fix in advance, a record date, which shall not be more than twenty-one nor less than four days before the date of such meeting (or any longer or shorter period permitted by law), and for the purpose of any other action, not more than sixty days prior to such action.

 Annual General Meeting

  Under the Ordinance several issues had to be discussed at the Annual General Meetings, including, among other things, the presentation for discussion of the annual audited financial statements of a company. The Companies Law no longer requires such discussion. Accordingly, Article 23(b) of the Amended Articles no longer requires that the annual financial statements be discussed in the annual general meetings.

  As described under the caption "Distribution of Dividend" below, under the Amended Articles the power to declare both interim and final dividend will vest with the Board of Directors. Accordingly, reference in the Amended Articles to declaration of dividends at Annual General Meetings is omitted.

 Notice of General Meetings; Omission to Give Notice

  The Companies Law provides that a company whose shares are traded on an exchange must give notice of a general meeting to its shareholders of record at least twenty-one days prior to the meeting, unless the company's articles provide that a notice need not be sent. Under the Old Articles, notice of general meetings was generally given at least seven days except for general meetings where "Special Resolutions" were proposed, then notice of twenty-one days was required. Accordingly, Article 25(a) of the Amended Articles is amended to provide that not less than twenty-one days' prior notice shall be given to shareholders of record of every general meeting. It further provides that notice of a general meeting shall be given in accordance with any law, and otherwise as the Board of Directors may determine. In addition, Article 25(c) of the Amended Articles provides that no shareholder present, in person or by proxy, at the commencement of a General Meeting shall be entitled to seek the abolishment of any proceedings or resolutions adopted at such General Meeting on account of any defect in the notice of such meeting relating to the time or the place thereof, or any item to be acted upon at such meeting is such that is usually acted upon at Annual General Meetings of the Company.

 Quorum of an Adjourned General Meeting

  Article 26(c) of the Amended Articles changed the quorum for an adjourned Special General Meeting which was called at the requisition of shareholders pursuant to the Companies Law, to the presence of the holders of the number of shares necessary to make the requisition. It provides that one or more shareholders, present in person or by proxy, and holding the number of shares required for making such requisition under the Companies Law shall constitute a quorum.

 Adoption of Resolutions at General Meetings

  The Old Articles provided that questions submitted to a General Meeting shall be decided by show of hands, but if a written ballot is requested by a shareholder, then the votes will be counted by a written ballot. Consistent with the provisions of the Companies Law applicable to public companies,
Article 28(b) of the Amended Articles cancels the option of voting by show of hands and provides for a written ballot only. In addition, Article 28(c) provides that the declaration of the Chairman of the meeting as to the results of a vote are not considered to be conclusive, but rather as prima facie evidence of the fact in accordance with the Companies Law.

 Voting Power

  The definition of "Shareholder" under the Companies Law includes, in addition to record shareholders, beneficial shareholders whose shares are held through an "exchange member" and held of record by a "nominees company", as such terms are defined under the Companies Law. Article 31 of the Amended Articles conforms to the new definition in the Companies Law by recognizing such beneficial shareholders. However, as defined in the Companies Law, "nominees company" and "exchange member" are defined in connection with a stock exchange licensed under the Israeli Securities Law, 1968, therefore beneficial holders of the Company's shares will not be recognized as "Shareholders" so long as the shares of the Company are listed only on the Nasdaq Stock Market.

 Alternate Directors

  Under the Companies Law an existing member of the board (either as an alternate director or as a director) cannot be appointed as an alternate director. Accordingly, Article 45 of the Amended Articles omits all references to the appointment of an alternate director who already serves on the Board of Directors.

 Meetings of the Board of Directors

  Consistent with the Companies Law, Article 46(b) of the Amended Articles is amended to provide that no director present at the commencement of a meeting of the Board of Directors shall be entitled to seek the abolishment of any proceedings or resolutions adopted at such meeting on account of any defect in the notice of such meeting relating to the time or the place thereof.

 Chairman of the Board of Directors

  The Companies Law provides that the Chairman of the Board of a company shall have a casting vote in the event of a tied vote, unless the company's Articles of Association provides otherwise. Article 48 of the Amended

Articles provides that neither the Chairman nor the Co-Chairman of the Board shall have a casting or additional vote.

 Powers of Chief Executive Officer

  The Companies Law provides that transactions between a company and its "office holders" (i.e., directors, chief executive officer and officers reporting directly to the chief executive officer), which are not "extraordinary transactions" (i.e., a transaction which is not in the company's ordinary course of business, or not at market terms or that may materially affect the company's profitability, assets or liabilities), requires the approval of the Board of Directors, unless another manner of approval is provided by the articles of association. Accordingly, to provide the Company's Chief Executive Officer flexibility in hiring officers, Article 50(b) of the Amended Articles authorizes the Company's Chief Executive Officer to appoint the officers and employees of the Company and to determine their remuneration as long as the Board of Directors does not and provided further that the remuneration of the four highest salaried personnel of the Company shall be approved by either the Board of Directors, the Audit Committee or the Compensation Committee.

 Distribution of Dividend

  Under the Companies Law, dividends may be paid only out of accumulated earnings or out of net earnings for the two years preceding the distribution of the dividends as calculated under the Companies Law. In any distribution of dividends, the Board of Directors is required to determine that there is no reasonable concern that the distribution of dividend will prevent the Company from meeting its existing and foreseeable obligations as they become due.

  Generally, pursuant to the Companies Law, the decision to distribute dividends and the amount to be distributed, whether interim or final, is made by the Board of Directors. While the Old Articles provided that the Board of Directors has the authority to determine the amount and time for payment of interim dividends and the General Meeting of shareholders had the authority to approve final dividends, Article 52 of the Amended Articles provides that the Board of Directors will have such authority as to both interim and final dividends.

 Exemption, Indemnity and Insurance

  Article 68 of the Old Articles was replaced in its entirety by Articles 68-68C of the Amended Articles to adjust to the changes in the provisions governing limitations on directors' and officers' liability under the Companies Law. The new provisions are described in detail above under "Proposal 2--Ratification and Approval of Exemption, Insurance and Indemnification Arrangements to Directors."

 Mergers

  The Companies Law provides for mergers between Israeli companies, if each party to the transaction obtains the approval of its board of directors and shareholders. For purposes of the shareholder vote of each party, unless a court rules otherwise, the merger will not be deemed approved if a majority of the shares not held by the other party (or by any person who holds 25% or more of the shares or the right to appoint 25% or more of the directors of the other party) have voted against the merger. However, companies that were incorporated prior to the effective date of the Companies Law, such as the Company, are deemed to have their articles of association provide for required voting of 75% of the present and voting shareholders, for approval of the merger. To adjust to the new standards of regular majority vote, Article 69A of the Amended Articles provides that shareholder approval of mergers will be by an Ordinary Resolution.

  The affirmative vote of at least 75% of the Ordinary Shares present or represented and voting at the Annual Meeting is required to approve the adoption of the Amended Articles.

  The Board of Directors recommends a vote FOR the approval of the Amended Articles.

Proposal 9--Approval of Directors' Compensation

  Under the Companies Law, shareholders must approve the compensation terms of the Company's directors that have been approved by the Company's Audit Committee and Board of Directors. Subject to shareholder approval, the Company's Audit Committee and Board of Directors, based upon the recommendation of the

Company's Compensation Committee, approved the following compensation to the directors of the Company:

  1. To each of the Directors of the Company who serves on any one or more of the sub-committees of the Board (other than the Chairman):

    a. A cash retainer fee for participation in meetings of the Board of Directors or any sub-committee at $2,500 per calendar quarter. Such Directors are not entitled to receive any additional per-meeting fee but they will be reimbursed for their reasonable travel and accommodation expenses; and

    b. Options to purchase 50,000 Ordinary Shares, exercisable for five years at a per share purchase price of $5.0625, which is not less than 85% of the last reported sales price of the Company's Ordinary Shares on the Nasdaq Stock Market on the grant date. 60% of the amount of options granted to each Director will vest immediately, and an additional 20% will vest on each of the first and second anniversaries of the grant date; and

  2. To the Chairman of the Board of Directors, Prof. Frenkel, meeting attendance and advisory fees of up to $120,000 per year (in the aggregate), and options to purchase 500,000 Ordinary Shares, with the same exercise price and proportionate vesting schedule applicable to grants to the other Directors.

  All options granted to the Directors will be granted under the Company's 1999 Option Plan subject to approval of the Plan by the shareholders pursuant to "Proposal 5--Approval of the 1999 Share Option Plan," above. The compensation arrangement described above shall apply (i) retroactively to services rendered to the Board of Directors by such Directors during the term which commenced following the 1999 Meeting and (ii) to service on the Board of Directors for the term commencing at the Annual Meeting.

  The affirmative vote of the holders of a majority of the voting power represented and voting at the meeting in person or by proxy is necessary for approval of the Directors' compensation for fiscal year 2000.

  The Board of Directors recommends a vote FOR the approval of the Directors' compensation as set forth above.

Information Concerning the Board of Directors and Board Committees

 The Board of Directors

  The management of the business of the Company is vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not required by law or otherwise to be exercised by the shareholders. The Board of Directors may, subject to the provisions of the Companies Law, delegate any or all of its powers to committees, each consisting of one or more Directors, and it may, from time to time, revoke such delegation or alter the composition of any such committees. Unless otherwise expressly provided by the Board, such committees shall not be empowered to further delegate such powers.

  Under the Companies Law, a board of directors of a public company must hold at least one meeting every three months. During the 1999 fiscal year and since the 1999 Meeting, the Board of Directors held six meetings. Each of the incumbent directors attended (including through the means of the appointment of an alternate director or through a proxy as permitted under the Company's Articles of Association) at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period that such Director was in office) and (ii) the total number of meetings of all committees of the Board of which such Director was a member (held during the period that such Director was in office).

 Committees of the Board of Directors

  The Board of Directors of the Company has an Executive Committee, Audit Committee and a Compensation Committee.

 Executive Committee

  On June 29, 1999, the Board of Directors of the Company resolved to establish an Executive Committee. It further resolved to empower and authorize the committee to exercise any and all of the powers and authorities vested with the Board of Directors relating to the management of the business of the Company, unless limited at any time by action by the Board of Directors, provided that no such action by the Board of Directors shall invalidate any action by the Executive Committee taken prior thereto, and provided further, that no action shall be taken by the Executive Committee which shall materially alter the nature of the business of the Company, dispose of any substantial assets of the Company, acquire any substantial new business or approve the Company's budget. The authorities of the Executive Committee is subject to the provisions of the Companies Law, including the provisions prohibiting delegation by a board of directors to committees of certain issues. The Executive Committee consists of the following five Directors:
Jacob A. Frenkel (Chairman); Thomas G. Hardy; Ahron Dovrat; S.A. Spencer; and Prof. Zehev Tadmor. During the 1999 fiscal year and since the 1999 Meeting, the Executive Committee held four meetings.

 Audit Committee

  Under the Companies Law, the board of directors of a public company, including a company whose shares are traded in a stock exchange abroad, must appoint an audit committee, comprised of at least three directors including all of the company's independent directors, but excluding: the chairman of the board of directors; the general manager; the chief executive officer; and any controlling shareholder and any Director employed by the Company or who provides services to the Company on a regular basis. The role of the audit committee is to review and make recommendations with respect to flaws in the business management of the Company, in consultation with the internal auditor and the Company's independent accountants, and suggest an appropriate course of action.

  The approval of the Audit Committee is required to effect specified actions and transactions with office holders and interested parties. An interested party is defined in the Companies Law as a 5% or greater shareholder, any person or entity who has the right to designate one director or more or the general manager of the company or any person who serves as a director or as a general manager. Under the Nasdaq Stock Market rules, the Company is required to form an audit committee consisting of at least three independent directors. The responsibilities of the audit committee under the Nasdaq Stock Market rules include, among other things, evaluating the independence of a Company's outside auditors.

  The Company's Audit Committee currently consists of the following three Directors, each of whom qualify as an independent Director in compliance with the Nasdaq Stock Market rules: S.A. Spencer (Chairman); Prof. Zehev Tadmor; and Mark Tabak. During the 1999 fiscal year and since the 1999 Meeting, the Audit Committee held five meetings.

 Internal Auditor

  Under the Companies Law, the board of directors must appoint an internal auditor proposed by the audit committee. The role of the internal auditor is to examine, whether the company's actions comply with the law, integrity and orderly business procedure. Under the Companies Law, the internal auditor may not be an interested party, an office holder, or an affiliate, or a relative of an interested party, an office holder or affiliate, nor may the internal auditor be the Company's independent accountant or its representative. Pursuant to the recommendation of the Audit Committee on March 30, 2000, the Board of Directors approved the appointment of Rosenbaum-Holtzman as the Company's internal auditor.

 Compensation Committee

  The Compensation Committee, which consists of three directors, administers the Company's stock option plans and the Company's overall compensation practices. During the 1999 fiscal year and since the 1999 Meeting, the Compensation Committee held three meetings.

 Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  The members of the Company's Compensation Committee as of December 31, 1999 were Aharon Dovrat (Chairman), Thomas G. Hardy and Mark Tabak (the "1999 Compensation Committee"). No member of the 1999 Compensation Committee is currently, or was at any time during the fiscal year ended December 31, 1999, an officer or employee of the Company. No executive officer of the Company's served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

 Directors' Compensation

  Subject to shareholder approval, each of the Directors of the Company who serves on any one or more of the sub-committees of the Board (other than the Chairman), are entitled to a cash retainer fee for participation in meetings of the Board of Directors or any sub-committee at $2,500 per calendar quarter. Directors (other than the Chairman) are not entitled to receive any additional per-meeting fee but they will be reimbursed for their reasonable travel and accommodation expenses. In addition to the cash retainer, each of the Directors of the Company who serves on any one or more of the sub-committees of the Board (other than the Chairman) will be granted options to purchase 50,000 Ordinary Shares and the Chairman will be granted an option to purchase 500,000 Ordinary Shares, all of which shall be exercisable for five years at a per-share purchase price of $5.0625, which is not less than 85% of the last reported sales price of the Company's Ordinary Shares on the Nasdaq Stock Market on the grant date. 60% of the amount of options granted to each Director will vest immediately, and an additional 20% will vest on each of the first and second anniversaries of the grant date. Pursuant to the Company's 1999 Share Option Plan, during the 1999 fiscal year and since the 1999 Meeting, the Board of Directors approved the grant of options to the Chairman of the Board, Jacob A. Frenkel, to purchase up to 500,000 Ordinary Shares, and options to purchase up to 50,000 Ordinary Shares to each of the other members of the Board of Directors who is also a member of any Board sub-committee, subject in each case to shareholder approval.

Approval of Specified Related Party Transactions Under Israeli Law

 Fiduciary Duties of Office Holders

  The Companies Law imposes a duty of care and a duty of loyalty on all office holders of a company, including directors and executive officers. The duty of care requires an office holder to act with the level of care which a reasonable office holder in the same position would have acted under the same circumstances. The duty of care includes a duty to use reasonable means to obtain: information on the appropriateness of a given action brought for his approval or performed by him by virtue of his position; and all other important information pertaining to such actions. The duty of loyalty of an office holder includes a duty to: refrain from any conflict of interest between the performance of his duties in the company and his personal affairs; refrain from any activity that is competitive with the company; refrain from exploiting any business opportunity of the company to receive a personal gain for himself or others; and disclose to the company any information or documents relating to a company's affairs which the office holder has received due to his position as an office holder. Each of the directors of the Company and each of the persons listed in the table under "--Executive Officers" below is an office holder.

 Disclosure of Personal Interests of an Office Holder

  The Companies Law requires that an office holder of a company promptly disclose to the company any personal interest that he may have and all related material information known to him, in connection with any existing or proposed transaction by the company. If the transaction is an extraordinary transaction, the office holder must also disclose any personal interest held by: the office holder's spouse, siblings, parents, grandparents, descendants, spouse's descendants and the spouses of any of these people; or any corporation in which the office holder is a 5% or greater shareholder, director or general manager or in which he has the right to appoint at least one director or the general manager. Under the Companies Law, an extraordinary transaction is a transaction: other than in the ordinary course of business; otherwise than on market terms; or that is likely to have a material impact of the company's profitability, assets or liabilities. Under the Companies Law, once an office holder complies with the above disclosure requirement, the board of directors may approve a transaction between the company and an office holder, or a third party in which an office holder has a personal interest, unless the articles of association provide otherwise. A transaction that is adverse to the company's interest may not be approved. If the transaction is an extraordinary transaction, both the audit committee and the board of directors must approve the transaction. Under specific circumstances, shareholder approval may also be required. An office holder who has a personal interest in a matter, which is considered at a meeting of the board of directors or the audit committee, may not be present when this matter is considered or vote on this matter.

Disclosure of Personal Interests of Controlling Shareholders

  Under the Companies Law, the disclosure requirements which apply to an office holder also apply to a controlling shareholder of a public company. The Companies Law defines "control" as the ability to direct the activity of a corporation, except for ability that is solely derived from an officer's or director's position in such company. The Companies Law includes a presumption under which a person which holds a majority of the voting power of a company or the power to elect more than half of such company's directors controls such company. In addition, for purposes of approving certain transactions the definition of a controlling shareholder includes a shareholder, or two or more shareholders who have the same interest in the transaction, that holds 25% or more of the voting rights in a public company if no other shareholder owns more than 50% of the voting rights in the company. Extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, and the terms of compensation of a controlling shareholder who is an office holder, require the approval of the audit committee, the board of directors and the shareholders of the company. The shareholder approval should include the affirmative vote of either: at least one-third of the shareholders who have no personal interest in the transaction and are present and voting, in person, by proxy or by written ballot, at the meeting; or a majority of the voting power present and voting, provided that the shareholders who have no personal interest in the transaction who vote against the transaction do not represent more than one percent of the voting rights in the company.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The following individuals are the executive officers and key management of the Company:

 Name                 Position and Business Experience
 ----                 --------------------------------
 Yacha Sutton         Mr. Yacha Sutton, age 56, has served as the President and
                      the Chief Executive Officer of the Company since June
                      1999. Between July 1998 and April 1999, Mr. Sutton served
                      as the Chief Executive Officer of Scanvec Amiable Ltd.
                      Between March 1995 and February 1998, Mr. Sutton served
                      as the President and Chief Executive Officer of Laser
                      Industries Ltd. Prior to such time, he served as an
                      Executive Vice President and Chief Financial Officer of
                      Laser Industries Ltd.

 Louis Scafuri        Mr. Louis Scafuri, age 48, joined the Company in May 1999
                      as the Chief Executive Officer of North America
                      Operations. He presently serves as the Company's Chief
                      Operating Officer. Prior to this, Mr. Scafuri was the
                      President and Chief Operations Officer for Marquette
                      Medical Systems, which was acquired by GE Medical
                      Systems. During his fourteen years with Marquette Medical
                      Systems, he held a number of management and leadership
                      positions, including President of Marquette Cardiology
                      Group, Executive Vice President of Europe, Middle Eastern
                      and African Operations and President of Marquette's
                      Corometrics Medical System Subsidiary.

 Sagi Genger          Mr. Sagi Genger, age 28, was appointed Chief Financial
                      Officer of the Company in November 1999. Prior to joining
                      the Company, Mr. Genger was employed in the mergers and
                      acquisitions department of Donaldson, Lufkin, and
                      Jenrette, a leading Wall Street investment bank, during
                      the period from 1997 through 1999. Prior to that, Mr.
                      Genger worked from 1997 through 1996 at Holding Capital
                      Group, a boutique investment house. Mr. Genger has an MBA
                      and BS in Finance, International Management and Legal
                      Studies from the Wharton School of Business. Mr. Genger
                      is the son of Arie Genger, a shareholder who owns more
                      than 5% of the Company's issued and outstanding Ordinary
                      Shares.

 Dr. Michael Slatkine Dr. Michael Slatkine, age 54, was appointed Vice
                      President, New Business Development in September 1999 after having served as Vice President Marketing since
                      March 1998, and prior to that as Senior Vice President--
                      New Business Development of Laser Industries Ltd. since
                      1995. He managed the marketing and development activities of Sharplan Lasers Inc., a subsidiary of Laser Industries
                      Ltd., from 1992 to 1995. Dr. Slatkine holds a Ph.D. in
                      Applied Physics from the Weizmann Institute of Science and completed post doctoral research at Los-Alamos
                      National Laboratories, New Mexico, USA.

 Peter D'Errico       Mr. Peter D'Errico, age 42, joined the Company in January
                      2000 as Vice President, Corporate Marketing. Previously,
                      Mr. D'Errico was Vice President, Worldwide Marketing for
                      Chiron Diagnostics. During his sixteen years with Chiron
                      Diagnostics and CIBA Corning Diagnostics, he held a
                      number of management and leadership positions including
                      Vice President, International Group, Managing Director,
                      CIBA Corning Diagnostics Ltd., Halstead England and
                      Executive Director, New Business Development. Mr.
                      D'Errico received a Masters in Business Administration
                      from Harvard University in 1983.

 Raffi Werner         Mr. Raffi Werner, age 42, was appointed Vice President
                      Operations of the Company in September 1999. Has served
                      as Acting General Manager of Laser Industries Ltd. since
                      February 1998 and as Vice President of International
                      Operations of Laser Industries Ltd. since May 1997. From
                      July 1995 to May 1997, he served as Laser Industries
                      Ltd.'s Vice President, Operations. He served as Laser
                      Industries Ltd.'s Director of Operations from April 1993
                      to June 1995. Mr. Werner holds a B.S. in Industrial
                      Engineering from Tel Aviv University.

 Name                 Position and Business Experience
 ----                 --------------------------------

 Hans Edel            Mr. Hans Edel, age 46, joined the Company as Managing
                      Director of Medizintechnik Vertriebs GmbH, a subsidiary
                      of the Company, in October 1995 and continues to serve in
                      such capacity. Between April 1988 and December 1991 Mr.
                      Edel served as the Export Manager of the Aesthetic and
                      Medical line of Dr. K. Honle GmbH and from 1991 to 1995
                      as Managing Directors of the aesthetic/medical sister
                      company, Dr. K. Honle Medizintechnik GmbH. Between July
                      1991 and March 1995, Mr. Edel served as the Export
                      Manager of IWIS Ketten Joh. Winklhofer & Soehne. Between
                      July 1980 and June 1981, Mr. Edel served as the Customer
                      Service Manager at EG&G Instruments GmbH. Mr. Edel
                      graduated studies of Marketing and Business
                      Administration in Munich.

 Alon Maor            Mr. Alon Maor, age 38, joined the Company in January 1999
                      as the President and Representative Director of ESC
                      Japan. Since January 2000, Mr. Maor serves as CEO of Asia
                      Pacific Operations. Prior to joining the Company, Mr.
                      Maor was the President and Representative Director of
                      Direx Japan, a subsidiary of Direx Medical Systems.
                      During his eleven years with Direx Medical Systems, he
                      formed Direx Japan and was responsible for capturing
                      major market share in Japan and Asia.

 Hadar Solomon        Mr. Hadar Solomon, age 43, was appointed Vice President,
                      General Counsel and Secretary in March 1998, after having
                      served as Vice President, Corporate Affairs, General
                      Counsel and Secretary of Laser Industries Ltd. since May
                      1998. From July 1994 to May 1988, he served as Assistant
                      General Counsel of Laser Industries Ltd. Mr. Solomon is a
                      Graduate of the Faculty of Law of the Hebrew University
                      of Jerusalem and is a member of the Israeli Bar.

 Dr. Zvi Ladin        Dr. Zvi Ladin, age 48, joined the Company in 1995 as Vice
                      President for Regulatory and Clinical Affairs. Mr. Ladin
                      received a doctorate in Medical Engineering from the
                      Joint MIT/Harvard Medical School Program in Health
                      Sciences and Technology in 1985. He served as an
                      Associate Professor on the faculty of the Biomedical
                      Engineering Department at Boston University from 1985 to
                      1995 and as a Science Advisor to the Food and Drug
                      Administration from 1990 to 1995.

 Dan Winterstein      Mr. Winterstein, age 55, has served as the General
                      Manager of OpusDent Ltd., the Company's dental business
                      subsidiary, since the beginning of 1999. Prior to
                      becoming General Manager of OpusDent Ltd., Mr.
                      Winterstein was employed by Laser Industries Ltd. since
                      1984, starting out as Manager of European Operations and
                      subsequently becoming General Manager of International
                      Sales. Mr. Winterstein obtained his B.Sc. in Electric
                      Engineering from the Israeli Institute of Technology, the
                      Technion, in 1969 and completed a one year course in
                      International Business Administration at the Wharton
                      Business School in Pennsylvania in 1981.

 Israel Ohana, Ph. D. Dr. Ohana, age 46, joined the Company in February, 2000 as the Vice President, Research and Development. Prior to joining the Company, Dr. Ohana served as Vice President and head of the Nuclear Medicine Division during 1997 through 1999 at Elscint Ltd. From 1995 through 1997, Dr.
                      Ohana served as Nuclear Medicine research and development manager at Elscint Ltd. Dr. Ohana led the development of several revolutionary products in the area of tumor localization and cardiac malfunction and is the author or co-author of a number patents and scientific publications. Dr. Ohana received a BA in physics and mathematics from the Hebrew University of Jerusalem, Israel and an MA and Ph.D. in Physics from the Hebrew
                      University of Jerusalem, Israel.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information regarding beneficial ownership of the Company's Ordinary Shares as of April 24, 2000 (except as otherwise specified in the footnotes) by (i) each person who is the beneficial owner of more than 5% of the outstanding Ordinary Shares, (ii) all directors of the Company, (iii) the Company's Chief Executive Officer and four most highly compensated executive officers, and (iv) all directors and executive officers as a group. The Company had approximately 27,629,017 Ordinary Shares outstanding as of April 24, 2000.

                                             Options       Total
                                 Shares    Exercisable   Beneficial Percentage
Beneficial Owner                  Owned   within 60 days Ownership  Ownership
----------------                --------- -------------- ---------- ----------
FMR Corp.(1)................... 2,445,350           0    2,445,350     8.85%
Arie Genger(2)................. 2,279,757           0    2,279,757     8.25%
Bernard Gottstein(3)........... 1,939,634           0    1,939,634     7.02%
Aharon Dovrat..................    20,500      30,000       50,500        *
Jacob A. Frenkel...............         0     300,000      300,000        *
Phillip Friedman...............    25,000      30,000       55,000        *
Thomas Hardy...................   205,765      30,000      235,765        *
Darrell S. Rigel...............     6,000      30,000       36,000        *
Sash A. Spencer................    11,000      30,000       41,000        *
Yacha Sutton...................         0      73,005       73,005        *
Mark H. Tabak..................         0      30,000       30,000        *
Zehev Tadmor...................     1,300      30,000       31,300        *
Louis Scafuri..................     5,000     445,000      450,000        *
Alon Maor......................         0           0            0        *
Dan Winterstein................         0      12,000       12,000        *
Hans Edel......................    20,000       5,000       25,000        *
All Directors and executive
 officers as a group
 (20 persons)..................   304,165   1,087,203    1,391,368     5.04%

--------
*  Less than 1%.
(1) The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts
    02109.
(2) The address of Mr. Arie Genger is 375 Park Avenue, New York, New York 10152. The 2,279,757 shares include (a) 59,210 shares held directly by Mr. Genger, (b) 2,176,547 shares held by corporations directly or indirectly controlled by Mr. Genger, which controlled corporations might be deemed to share voting and investment power with Mr. Genger as to these shares, (c) 40,000 shares owned by a trust for the benefit of a minor child of a third party of which Mr. Genger is sole trustee, as to which Mr. Genger disclaims beneficial ownership and (d) 4,000 shares beneficially owned by Mr. Genger's spouse, as to which Mr. Genger disclaims beneficial ownership.
(3) The address of Mr. Gottstein is 550 West 7th Avenue, Suite 1540, Anchorage, Alaska 99501.

Section 16(a) Beneficial Ownership Reporting Compliance

  In 1999, the Company ceased to qualify as a "foreign private issuer" (as defined in the Exchange Act) and became subject to the reporting requirements of Section 16(a) of the Exchange Act. Section 16(a) requires that the Company's directors and executive officers, and holders of more than 10% of the Company's Ordinary Shares outstanding, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Ordinary Shares. The Company believes that during the fiscal year ended December 31, 1999, its directors and executive officers, and holders of more than 10% of its Ordinary Shares complied with the filing requirements of
Section 16(a), except for Prof. Rigel (who filed one late report). In making this statement, the Company has relied solely on a review of copies of reports filed under Section 16(a) furnished to the Company and on the written representations of its directors and executive officers.

Executive Compensation

  The following table sets forth information concerning total compensation earned by or paid to the Chief Executive Officer and the four other highest-paid executive officers of the Company employed as of December 31, 1999 (the "Named Officers") during the fiscal years indicated for services rendered to the Company and its subsidiaries.

                          SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                      Annual Compensation                Compensation
                               ----------------------------------  -------------------------
                                                                    Securities
                                          Variable   Other Annual   Underlying   All Other
Name and Principal             Salary   Compensation Compensation  Options/SARs Compensation
Position                  Year   ($)     Bonus ($)      ($)(1)     Granted (#)      ($)
------------------        ---- -------  ------------ ------------  ------------ ------------
Yacha Sutton............  1999 $87,298          0      $28,977(2)    200,000      $318,750(3)
President and Chief       1998     N/A*       N/A*         N/A*          N/A*      660,284(3)
Executive Officer         1997     N/A*       N/A*         N/A*          N/A*          N/A*

Shimon Eckhouse.........  1999 145,687          0       36,103(4)          0       150,911(5)
Former Chief              1998 201,574     50,273      126,751(4)          0             0
Executive Officer         1997 183,640     93,993       46,374(4)          0             0

Louis Scafuri...........  1999 163,461    275,519            0       450,000             0
Chief Executive Officer,  1998     N/A*       N/A*         N/A*          N/A*          N/A*
North America Operation   1997     N/A*       N/A*         N/A*          N/A*          N/A*

Alon Maor...............  1999 282,153          0      442,453(6)    100,000             0
Chief Executive Officer   1998     N/A*       N/A*         N/A*          N/A*          N/A*
of Asia Pacific
 Operation**              1997     N/A*       N/A*         N/A*          N/A*          N/A*

Dan Winterstein.........  1999 145,000     50,000       48,041(7)     60,000             0
Manager of OpusDent       1998 148,000     49,333       52,368(7)          0             0
Ltd.                      1997     N/A*       N/A*         N/A*          N/A*          N/A*

Hans Edel...............  1999  86,354     61,893       20,379(8)     70,000             0
Managing Director of      1998  89,445     67,402       21,387(8)     50,000             0
Medizintechnik Vertriebs  1997  93,750    117,101       36,534(8)          0             0

--------
* The Named Officers were not actively employed by the Company as of such time.
** Prior to January 2000, Mr. Maor served as the President and Representative
   Director of ESC Japan.
(1) Does not include perquisites or other personal benefits, securities or property, the aggregate value of which does not exceed the lesser of $50,000 or 10% of the Named Officer's salary and bonus.
(2) Payment include $9,000 for flat rent.
(3) Payments made pursuant to a non-compete agreement between Yacha Sutton and the Company in connection with the acquisition of Laser Industries Ltd. by the Company.
(4) The Company made payment to an Advance Study Fund for $10,874, $15,118 and $13,773 for 1999, 1998 and 1997, respectively.
(5) Payments made as part of post-retirement benefits following Mr. Eckhouse's resignation as the Chief Executive Officer on June 23, 1999.
(6) Payment includes $102,252 for reimbursements relating to flat rental and $312,223 in sales commissions.
(7) Payments include $14,870 and $16,823 in social costs and $17,080 and $17,922 for the cost of a Company provided vehicle for 1999 and 1998, respectively.
(8) Payments include $7,914, $7,829 and $12,047 in 1999, 1998 and 1997, respectively, in cost for a Company provided vehicle.

 Option/SAR Grants in Last Fiscal Year

  The following table provides information on options granted to the Named Officers during the last fiscal year pursuant to the Company's option plans.

  The table also shows, among other data, hypothetical potential gains from options granted in fiscal year 1999. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of the price of Ordinary Share over the life of the options granted in fiscal year 1999. The assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. No SAR's were granted during the last fiscal year and no SAR's are currently outstanding.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                               Potential
                                                                          Realizable Value at
                                                                            Assumed Annual
                                                                            Rates of Stock
                                                                          Price Appreciation
                                     Individual Option Grants               for Option Term
                         ------------------------------------------------ -------------------
                                         Percent of
                           Number of    Total Options
                           Securities    Granted to
                           Underlying     Employees   Exercise
                            Options       in Fiscal    Price   Expiration
Name                     Granted (#)(1)     Year       ($/sh)     Date      5%($)    10%($)
----                     -------------- ------------- -------- ---------- --------- ---------
Yacha Sutton............    100,000         4.31%      6.000    06 / 09     377,324   956,245
                            100,000                    5.063    12 / 09     318,399   806,911
Shimon Eckhouse.........          0          --          --         --          --        --
Louis Scafuri...........    450,000          9.7%       5.94    06 / 09   1,680,982 4,260,074
Alon Maor...............    100,000          2.5%      5.063    06 / 09     318,399   806,911
Dan Winterstein.........     35,000           .3%       5.94    12 / 09     130,743   331,339
                             25,000                    5.063    06 / 09      79,600   201,727
Hans Edel...............     50,000          2.6%       5.94    11 / 08     186,775   473,342
                             25,000                     7.94    12 / 09     124,832   316,358
                             45,000                    5.063                143,280   363,110

--------
(1) All options have a term of ten years from respective grant dates. Options vest per Employment Agreements discussed on page 28, below, except that 445,000 of Mr. Scafuri's options became fully vested on June 23, 1999, as a result of the Election Contest.

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table summarizes for each of the Named Officers option exercises during the 1999 fiscal year, including the aggregate value of gains on the date of exercise, the total number of unexercised options for Ordinary Shares, if any, held at December 31, 1999 and the aggregate number and dollar value of unexercised in-the-money options for Ordinary Shares, if any, held at December 31, 1999. The value of unexercised in-the-money options at fiscal year-end is the difference between the exercise or base price of such options and the fair market value of the underlying Ordinary Shares on December 31, 1999, which was $9.563 per share. Actual gains, if any, upon exercise will depend on the value of Ordinary Shares on the date of any exercise of options.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND YEAR-END OPTION/SAR VALUES

                                                  Number of Securities
                                                       Underlying           Value of Unexercised
                           Shares                Unexercised Options at    In-the-Money Options at
                         Acquired on   Value       Fiscal Year End (#)     Fiscal Year End ($)(1)
                          Exercise    Realized  ------------------------- -------------------------
Name                         (#)        ($)     Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ---------- ----------- ------------- ----------- -------------
Yacha Sutton............         0          --     73,005      150,000       178,150     628,150
Shimon Eckhouse.........   257,110    1,533,018    40,250       17,250             0           0
Louis Scafuri...........         0          --    450,000            0     1,612,235           0
Alon Maor...............         0          --          0      100,000             0     450,000
Dan Winterstein.........         0          --          0       60,000        48,206     192,104
Hans Edel...............    29,751   125,326.00     5,000      115,000         8,115     416,110

--------
(1) The closing price of the Common Stock on December 31, 1999 was $9.563 per share.

 Employment Agreements, Termination Provisions and Change in Control
Arrangements

  Employment Agreement with Yacha Sutton

  Effective January 1, 2000, the Company entered into an employment agreement with Yacha Sutton (the "Sutton Agreement") pursuant to which Mr. Sutton will be employed by the Company in the position of Chief Executive Officer. The Sutton Agreement will terminate automatically on December 31, 2002, unless otherwise agreed between Mr. Sutton and the Company in writing and with the approval of the Board or unless earlier terminated under specified circumstances.

  The Sutton Agreement provides for a monthly base salary of $20,000. In addition to the base salary, the Company will procure for Mr. Sutton a "Managers' Insurance Policy" (for life insurance and pension) and contribute to such policy an amount equal 5% of Mr. Sutton's base salary and 8.33% on account of the Company's severance payment obligations, and the Company will withhold 5% from Mr. Sutton's base salary and contribute such amount to the policy. The Company will pay an amount of up to 2.5% of Mr. Sutton's base salary as premium for a disability insurance policy, and an additional 7.5% of the base salary to an "Advanced Study Fund" (in which Mr. Sutton will participate in an amount of 2.5% of his base salary by way of withholding from his pay). Mr. Sutton will also be entitled to use a Company vehicle in accordance with the Company's existing policies and the Company may provide Mr. Sutton with such additional benefits as generally provided by the Company to its senior executives. The Sutton Agreement provides for non-competition and non-solicitation covenants for a period of two years following the date of termination of the Sutton Agreement.

  Mr. Sutton will be granted options to purchase up to 400,000 of the Company's Ordinary Shares under the terms and conditions of the Company's 1999 Option Plan (the "Plan") (subject to shareholder approval thereof). The exercise price per share for the shares covered by the said options will be $8.875 (the closing price of the Ordinary Shares on the Nasdaq Stock Market on January 3, 2000). The options will vest in three annual installments, the first installment occurring on December 31, 2000, with respect to 66,666 shares, and the second and third installments occurring on December 31 of 2001 and 2002, respectively, with respect to 166,667 shares each. Upon any termination of Mr. Sutton's employment any unvested options will generally expire, provided that if terminated by the Company other than for cause, a number of options out of the then pending installment will become vested upon such termination, proportionately to the time elapsed since the immediately preceding installment and until such termination. Unless the Sutton Agreement and Mr. Sutton's employment with the Company is terminated by Mr. Sutton for any reason or by the Company for cause, all vested options will be exercisable at any time thereafter until December 31, 2009, and will otherwise be subject to the provisions of the Plan. Any unvested options will become vested immediately prior to the occurrence of a "Change of Control" (as defined in the Plan).

  In the event of any termination of the Sutton Agreement and Mr. Sutton's employment, the Company will only be obligated to pay (i) base salary and benefits until the effective date of termination, provided that Mr. Sutton continues his employment obligations through such period (if so required by the Company), (ii) any severance payment to which Mr. Sutton will be entitled pursuant to applicable Israeli law less any amounts received by Mr. Sutton from his Managers' Insurance on account of a severance payment and (iii) earned but unpaid benefits under Company plans.

  In addition to the payments specified above, if Mr. Sutton's employment is terminated by the Company at any time other than for cause (as defined in the Sutton Agreement), then the unpaid balance of the amounts payable by the Company to Mr. Sutton pursuant to the Non-Competition Agreement, dated February 22, 1998, between the Company and Mr. Sutton will be paid to Mr. Sutton in a lump sum, in lieu of monthly installments.

  Employment Agreement with Louis Scafuri

  The Company and ESC Medical Systems Inc., a wholly owned subsidiary of the Company, are parties to an employment agreement with Louis Scafuri (the "Scafuri Agreement") pursuant to which Mr. Scafuri serves as Chief Executive Officer, North America Operations. The Scafuri Agreement is effective as of April 1, 1999, and will continue in effect (unless previously terminated) until March 31, 2002, except that on each March 31 (commencing March 31,
2000), the Scafuri Agreement will be extended for an additional period of one year unless either party delivers a notice of intent not to renew not later than January 1 of any year. The Scafuri Agreement may be terminated by either party by giving a six-months prior written notice of the intent to terminate the agreement; provided that in the event of a Change in Control (as defined in the Scafuri Agreement), the Company may exercise its right to terminate Mr. Scafuri's employment only upon at least one year's prior notice.

  The Scafuri Agreement provides for a monthly base salary of $20,833 and a signing bonus of $125,000. Mr. Scafuri is also eligible for an annual bonus in an amount of up to 80% of the base salary provided that the Company achieves certain performance goals. Mr. Scafuri is also subject to a two year non-compete covenant and a one-year non-solicitation covenant following the date he ceases to be employed by the Company.

  Employment Agreement with Alon Maor

  ESC Japan Company Ltd. ("ESC Japan"), a wholly owned subsidiary of the Company, is party to an employment agreement with Alon Maor (the "Maor Agreement") pursuant to which Mr. Maor serves as President and Representative Director of ESC Japan. The Maor Agreement provides for a two-year term ending January 14, 2001. The Maor Agreement may be terminated by either party upon the expiration of the term by giving six-months prior notice.

  Pursuant to the Maor Agreement, Mr. Maor will receive an annual base salary of (Yen)22,000,000 (twenty-two million yen), an annual housing allowance of approximately (Yen)12,000,000, an annual allowance of (Yen)5,000,000 for the education of his children (subject to a tax gross up) and a company car and reimbursement for club membership dues. In addition, ESC Japan will provide Mr. Maor with a retirement benefit after his first year of service, which amount will equal the gross monthly salary at the time of retirement and which will be increased in subsequent years by one month's gross salary for each full year of employment by Mr. Maor. ESC Japan will also pay 50% of the cost of Mr. Maor's Japanese National Health Insurance Premiums.

  The Maor Agreement also provides for granting of options to purchase an aggregate of 20,000 Ordinary Shares. The options will be granted ratably over a period of five years commencing on the first anniversary of Mr. Maor's service. The Maor Agreement also provides for Mr. Maor to enter into a confidentiality and non-competition agreement in accordance with standard Company policy.

  Employment Agreement with Hans Edel

  ESC Medizintechnik Vertbriebs GmbH Munich, a wholly owned subsidiary of the Company, is party to an employment agreement with Hans Edel (the "Edel Agreement") pursuant to which Mr. Edel serves as the Chief

Executive Officer for the Company's business unit in the Europe/Africa/Near and Middle East region. The term of the Edel Agreement expires December 31, 2001. As of January 1, 2000, Mr. Edel will receive an annual base salary of DM 350,000 (350,000 Deutsche Marks), will be eligible to earn a bonus of up to DM 175,000, depending on success and performance, and is eligible to receive certain commissions. In addition to the base salary, Mr. Edel will also be entitled to a Company car.

  The Edel Agreement also provides for the granting to Mr. Edel of options to purchase an aggregate of 30,000 Ordinary Shares in each of the years 2000 and 2001 based on the fair market value at the time of the grant. The option granted in 2000 will become exercisable as of November 30, 2000, and the option granted in 2001 will become exercisable as of November 30, 2001. In addition, Mr. Edel will be granted options to purchase an aggregate of 15,000 Company Ordinary Shares in each of the years 2000 and in 2001, also based on the fair market value at the time of the grant. These options will only be exercisable if certain financial goals are achieved. The Edel Agreement also provides that the option for 19,834 Ordinary Shares previously granted to Mr. Edel would become immediately exercisable. Pursuant to the Edel Agreement, in the event of a termination of Mr. Edel's employment as a result of his death or disability, or for reasons which are beyond Mr. Edel's control, Mr. Edel will be entitled to six-months salary which will be reduced by any payments received by Mr. Edel from any insurance plan maintained or sponsored by the Company.

 Compensation Committee Report

  The Compensation Committee administers the stock option plans of the Company and its subsidiaries, determines the base compensation and bonus/incentive compensation of the Named Officers of the Company and reviews the recommendations of the Chief Executive Officer of the Company.

  General Compensation Policy

  The Committee's fundamental compensation policy is to make a substantial portion of executive officers' compensation contingent on the Company's growth, financial performance and meeting certain specific targeted events. Accordingly, in addition to base salary, the Company offers bonuses/incentive compensation (which are tied to the Company's and the executive's performance goals) and stock option awards. The Committee believes that providing incentives to the executive officers through both cash bonus and equity based incentives (stock options in the Company) benefits shareholders by aligning the long-term interests of shareholders and employees.

  Each executive officers compensation package consists of: (i) salary, (ii) benefits, which include medical, dental, life insurance and participation in a 401(k) plan for United States employees and comparable benefits for employees in other locations and (iii) may include either or both stock options under the relevant stock option plan of the Company and/or its subsidiaries; and/or eligibility for incentive compensation.

  Factors

  The principal factors considered in establishing the components of each executive officer's compensation package for the 1999 fiscal year are summarized below. The Committee may, in its discretion, apply entirely different factors, particularly different measures of financial performance, in setting executive officers' compensation for future fiscal years. However, all compensation decisions will be designed to further the general compensation policy indicated above.

  Base Salaries. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company and its predecessors.

  Salary adjustments are based on a periodic evaluation of the performance of the Company and each executive officer, and also take into account new responsibilities. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee takes into account the effect of corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

  Annual Incentive Compensation Awards. The variable compensation payable annually to executive officers (including the Chief Executive Officer) generally consists principally of annual incentive compensation awards. Annual incentive compensation provides for bonuses determined in accordance with a formula relating to achievement of Company performance goals. Such performance goals are set annually by the Compensation Committee.

  Other Incentive Compensation Awards. The other principal component of executives' compensation is stock options, which are intended as a tool to attract, provide incentive to and to retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the long term profitability of the Company. The exercise price of stock options is set at a price equal to the market price of the Ordinary Share at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Ordinary Shares rises. The Compensation Committee believes that these stock options more closely align the executives' interests with those of its shareholders, and focus management on building profitability and long-term shareholder value.

  Certain Agreements. The Compensation Committee recognizes that there are circumstances which may result in departure or distraction of the executive officers and other key personnel. Because the Compensation Committee considered it essential to the best interests of its shareholders to foster the continuous employment of the executive officers, it determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the executive officers to their assigned duties without distraction in the face of the prevailing circumstances. Accordingly, the Company entered into employment agreements with Messrs. Sutton, Scafuri, Maor, Edel and certain other senior executives of the Company (See Employment Contracts, Termination of Employment and Change-in-Control Arrangements, above) to ensure retention and motivation of these executives. By entering into these retention agreements with the current management, the Company's intention was to provide these senior executives with adequate incentive to remain with the business. In determining the executive compensation levels (in the agreements described above and otherwise), consideration was given to, among other things, the individual executive's experience and historical and anticipated contribution to the Company. Consideration was also given to the amount and forms of compensation paid to like executives by other companies in the Company's industry, to the extent that such information was available. No specific weight is given to any of these considerations.

  Chief Executive Officer Compensation. In order to secure and continue to retain the services of Mr. Sutton following Mr. Eckhouse's departure from the Company, which the Compensation Committee considered essential in order to ensure efficient management of the Company's business and the successful execution of the Company's strategy of maximizing shareholder value, the Company entered into an employment agreement with Mr. Sutton, the terms of which are described above under the caption "Employment Contracts, Termination of Employment and Change-in-Control Arrangements". In setting Mr. Sutton's compensation, the Compensation Committee considered factors such as individual and corporate performance (without reference to any specific performance related targets) and individual experience and expertise. In addition, the Compensation Committee considered Mr. Sutton's overall compensation relative to compensation levels of Chief Executive Officers of other comparable companies when possible. No particular weight was given by the Compensation Committee to any of the foregoing factors.

  Deductibility of Compensation. The Compensation Committee will, in general, seek to ensure that compensation paid to its executive officers will not fail to be deductible to the Company by reason of application of Section 162(m) of the Code. The Compensation Committee believes, however, that it is appropriate to retain flexibility to authorize payments of compensation that do not qualify for deductibility if, in the Committee's judgment, it is in the Company's best interest to do so.

                                          The Compensation Committee
                                          of the Board of Directors

                               PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total shareholder return to the Nasdaq Stock Market Index and the S&P SmallCap 600 Index over the three year period beginning on December 31, 1996 (the last trading day of the first fiscal year in which the Company's Ordinary Shares were publicly traded), and ending on December 31, 1999. The total shareholder return assumes $100 invested at the beginning of the period in the Company's Ordinary Shares, the Nasdaq Stock Market Index and the S&P SmallCap 600 Index. It also assumes reinvestment of all dividends. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.




                                    [GRAPH]

                                  1996  1997   1998   1999
     ------------------------------------------------------
       ESC Medical Systems        $100 151.96  41.18  37.50
     ------------------------------------------------------
       Nasdaq Stock Market Index  $100 121.64 169.84 315.20
     ------------------------------------------------------
       S&P SmallCap 600 Index     $100 124.53 121.91 135.96

                           PROPOSALS OF SHAREHOLDERS

  Under Rule 14a-8 of the Exchange Act, any shareholder of the Company who intends to present a proposal at the 2001 Annual General Meeting of shareholders and who wishes the proposal to be included in the proxy statement for such meeting must submit the proposal in writing to the Secretary of the Company, at the principal executive offices of the Company. The proposal must be received no later than January 1, 2001.

  Shareholders who do not desire to comply with the requirements of Rule 14a-8, must satisfy the requirements of the Companies Law in order to have a proposal presented at the 2001 Annual General Meeting. Under the Companies Law, only shareholders who hold at least one percent (1%) of the outstanding voting rights are entitled to request that the Board of Directors of the Company include a proposal, in a future shareholders meeting, provided that such proposal is appropriate to be discussed in such meeting.

  Rule 14a-4(c)(1) of the Exchange Act governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. Rule 14a-4(c)(1) provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the first anniversary date of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

  With respect to the Company's Annual General Meeting of shareholders to be held in 2001, if the Company is not provided with notice of a shareholder proposal, which proposal has not been submitted for inclusion in the Company's proxy statement, by March 17, 2001, the Company will be permitted to use its voting authority as described above.

Other Business

  The Board of Directors of the Company is not aware of any other matters that may be presented at the Annual Meeting other than those mentioned in the attached Company's Notice of Annual Meeting of shareholders. If any other matters do properly come before the Annual Meeting, it is intended that the persons named as proxies will vote, pursuant to their discretionary authority, according to their best judgment in the interest of the Company.

Additional Information

  Copies of the Company's 1999 Annual Report to shareholders are being mailed to shareholders simultaneously with this Proxy Statement. The financial statements and financial information appearing in such Annual Report are incorporated by reference herein.

                                          By Order of the Board of Directors,

                                          Hadar Solomon, Adv.
                                          Secretary, Vice President and
                                           General Counsel

Yokneam, Israel
May 3, 2000

                                                                        ANNEX A

                       FORM OF INDEMNIFICATION AGREEMENT

  This Indemnification Agreement ("Agreement") is effective as of the   day of
    , 2000 by and between ESC Medical Systems Ltd., a company incorporated under the laws of the State of Israel, with it principal offices at New Industrial Park, P.O. Box 240 Yokneam, 20692 (the "Company"), and
("Indemnitee"), residing at the address set forth beneath Indemnitee's signature to this Agreement.

  Whereas, the Company and Indemnitee recognize the difficulty in obtaining full and adequate liability insurance for directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

  Whereas, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance have been severely limited;

  Whereas, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancement of expense to Indemnitee, to exempt Indemnitee from liability to the Company, and agree to procure reasonable insurance coverage, all of the foregoing to the maximum extent permitted by law; and

  Whereas, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and exempted by the Company, and enjoy appropriate insurance coverage, all as set forth herein.

  Now, Therefore, the Company and Indemnitee hereby agree as follows:

1. Indemnification.

    a. Indemnification of Expenses. The Company shall indemnify Indemnitee to the fullest extent permitted by law and subject to the limitations set forth in paragraph 1(b) if Indemnitee was or is or becomes a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal (unless convicted of committing an offense which requires proof of criminal thought), administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any Indemnifiable Event (as defined below) against any and all expenses (including attorneys' fees and all other costs, expenses and obligations reasonably incurred in connection with investigating, defending, being a witness or in participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgements, and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, provided that in respect of any specific Indemnifiable Event, the Expenses for which Indemnitee may be indemnified hereunder will not exceed, individually or in the aggregate, the Limit Amount (as defined below) applicable to such Indemnifiable Event. Such payments of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

    b. Indemnifiable Event; Limit Amounts. For the purpose of this section, an Indemnifiable Event shall mean any event or occurrence falling all or in part within any one or more of the categories set forth in

  Exhibit A to this Agreement and related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company (regardless of whether it was a subsidiary of the Company at the time of the event giving rise to Claim), or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity. The Limit Amount with respect to each such category of events described in Exhibit A is specified following its description. Each such Limit Amount shall be subject to continuing review and consideration by the Company, and may be increased, but never decreased, if the Board of Directors, with the prior approval of the Audit Committee of the Company, determines that such Limit Amount is less then the Expenses which can be expected to be incurred by Indemnitee in connection with the corresponding Indemnifiable Event. The Indemnification provided herein shall not be subject to the foregoing limits, if and to the extent such limits are no longer required by Israeli law.

    c. Reviewing Party. Notwithstanding the foregoing: (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 9(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(d) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee should not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 9(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 9(d) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual basis therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    d. Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expense and Expense Advances under this Agreement or any other agreement or under the Company's Memorandum or Articles of Association as now or hereafter in effect, the Company shall seek legal advice only from Independent Legal Counsel (as defined in Section 9(d) hereof) selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

    e. Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 8 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section
  (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

2. Expenses; Indemnification Procedure.

    a. Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable, but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company.

    b. Notice; Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which Indemnification will or could be sought under this Agreement, provided, however, that any failure to provide such notice shall not affect Indemnitee's rights to indemnification hereunder unless and to the extent such failure to provide notice materially and adversely prejudices the Company's right to defend against such action. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee), or if the Indemnitee is then the Chief Executive Officer of the Company, such notice shall be directed to the Chairman of the Company's Board of Directors, at the same address. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

    c. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of guilty, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense against Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

    d. Notice to Insurers. If, at the time of the receipt by the Company of a notice of a claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

    e. Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, and the Company shall have confirmed to Indemnitee in writing that the maximum amount of Expenses that Indemnitee may incur in connection with the Claim in question will not exceed the Limit Amount in respect of such Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to

  Indemnitee of written notice of its election to do so. After delivery of such written confirmation and such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided, that: (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense, and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that a potential conflict of interest between the Company and Indemnitee may arise in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee provided, the amount of such settlement does not exceed the Limit Amount and any such settlement includes (i) a complete release discharge of indemnity, and (ii) does not contain any admittance of wrong doing by Indemnitee, and (iii) is monetary only.

3. Additional Indemnification Rights; Nonexclusivity.

    a. Scope. In the event of any change after the date of this agreement of any applicable law, statute or rule which expands the right of a corporation of the Company's state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a corporation of the Company's country or state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

    b. Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Memorandum and Articles of Association, as may from time to time be amended or replaced, any agreement, any vote of shareholders or disinterested directors, the laws of the Company's state of incorporation, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

  4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Articles or Memorandum of Association or otherwise) of the amounts otherwise Indemnifiable hereunder, except for the difference, if any, between the amounts received by the Indemnitee as aforesaid and the total Expenses incurred by Indemnitee in connection with such Claim. For the removal of any doubt, any amount received from D&O Insurance (as defined below) shall not count against any Limit Amount hereunder.

  5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

  6. Liability Insurance. As long as the Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company and thereafter as long as the Indemnitee may be subject to any possible proceedings, the Company shall procure directors' and officers' liability insurance to the fullest extent permitted by law ("D&O Insurance"), in such amount (per claim and per period) as the Company shall deem appropriate; provided, that, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company; provided, however, that the Company shall not terminate any existing insurance coverage without notifying the Indemnitee of its intention to do so at least ninety (90) days prior to the effective date of such termination (for this purpose the non-renewal of such coverage shall be deemed as termination thereof and the effective date of such termination shall then be the expiration date of the existing coverage).

  7. Exemption. To the maximum extent permitted by law, the Company hereby exempts and releases Indemnitee from any and all liability to the Company related to any breach by Indemnitee of his or her duty of care to the Company.

  8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

    a. Excluded Acts and Omissions. To indemnify, insure or exempt Indemnitee from or against any liability arising out of (i) Indemnitee's breach of fiduciary duty to the Company, unless Indemnitee has acted or omitted to act in good faith and had reasonable ground to believe such action will not harm the Company's interests, (ii) intentional or reckless breach by Indemnitee of his or her duty of care to the Company, or (iii) an action taken with the intention to unduly profit therefrom and (iv) any fine or penalty payment to propitiate an offense.

    b. Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except: (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Memorandum or Articles of Association now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such suit, or (iii) as otherwise required under the laws of the Company's state of incorporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be; or
    c. Claims Under Section 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor statute.

  9. Construction of Certain Phrases.

  a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

  b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

  c. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders as a result of a transaction not otherwise constituting a Change of Control, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding voting securities, unless the person has filed a Schedule 13D twenty-four months preceding the date of this Agreement, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office (other than directors whose election was approved in connection with the settlement of a proxy contest or consent solicitation), cease for any reason to constitute a majority thereof, or (iii) the Company consummates a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the total voting power represented by the voting securities of the Company of the surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

  d. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provision of
Section 1(d) hereof, who shall not have otherwise performed services for the company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

  e. For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

  10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

  11. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representative. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or any other enterprise at the Company's request.

  12. Attorney's Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all reasonable expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, the court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

  13. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given and shall in any event be deemed to be given: (a) five (5) business days after deposit with the applicable postal service, if delivered by first class mail, postage prepaid,
(b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at the Indemnitee's address as set forth beneath Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

  14. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Israel for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the competent Courts of the Tel-Aviv District, which shall be the exclusive and only proper forum for adjudicating such a claim.

  15. Severability. The provisions of this Agreement shall be severable in the event that any of the provision hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable, to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  16. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Israel, as applied to contracts between Israeli residents, entered into and to be performed entirely within the State of Israel, without regard to the conflict of laws principles thereof or of any other jurisdiction.

  17. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

  18. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  19. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

  20. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ or otherwise in the service of the Company or any of its subsidiaries.

  In Witness Whereof, the parties hereto have executed this Indemnification Agreement as of the date first above written.

ESC ____________________________ LTD.

By: _________________________________

Address: New Industrial Park
    P.O. Box 240
    Yokneam, 20692
    Telecopier No.: 04-9599050

AGREED TO AND ACCEPTED AS OF THE
 DATE FIRST WRITTEN ABOVE:

_____________________________________

[Name of Indemnitee]

Address: ____________________________

_____________________________________

_____________________________________

Telecopier No. ______________________

                                                                       Exhibit A

                     INDEMNIFIABLE EVENTS AND LIMIT AMOUNTS

                                                      Limitation Amount
             Indemnifiable Event                       (In US$ Million)
             -------------------               --------------------------------
1. Any claim or demand made by customers,                    100
 suppliers, contractors or other third
 parties transacting any form of business
 with the Company, its subsidiaries or
 affiliates, in the ordinary course of their
 respective businesses, relating to the
 negotiations or performance of such
 transactions, representations or inducements
 provided in connection thereto or otherwise.

2. Any claim or demand made in connection                    100
 with any transaction not in the ordinary
 course of business of either the Company,
 its subsidiaries or affiliates or the party
 making such claim, including the sale, lease
 or purchase of any assets or business.

3. Any claim or demand made by employees,                    100
 consultants, agents or other individuals or
 entities employed by or providing services
 to the Company relating to compensation owed
 to them or damages or liabilities suffered
 by them in connection with such employment
 or service.

4. Any claim or demand made under any          The higher of (i) 250;
 securities laws or by reference thereto, or   and (ii) 50 percent (50%)
 related to the failure to disclose any        of outstanding shares
 information in the manner or time such        multiplied in the last
 information is required to be disclosed       reported share price at its
 pursuant to such laws, or related to          principle exchange prior
 inadequate or improper disclosure of          to the occurrence giving
 information to stockholders, or prospective   rise to the indemnifiable event.
 stockholders, or related to the purchasing,
 holding or disposition of securities of the
 Company or any other investment activity
 involving or affected by such securities.

5. Any claim or demand made for actual or                    100
 alleged infringement, misappropriation or
 misuse of any third party's intellectual
 property rights by the Company, its
 subsidiaries or affiliates.

6. Any claim or demand made by any lenders or                100
 other creditors or for moneys borrowed by,
 or other indebtedness of, the Company, its
 subsidiaries or affiliates.

7. Any claim or demand made by any third                     100
 party suffering any personal injury or
 damage to business or personal property
 through any act or omission attributed to
 the Company, its subsidiaries or affiliates,
 or their respective employees, agents or
 other persons acting or allegedly acting on
 their behalf.

8. Any claim or demand made directly or                      100
 indirectly in connection with complete or
 partial failure, by the Company or any
 subsidiary or affiliate thereof, or their
 respective directors, officers and
 employees, to pay, report, keep applicable
 records or otherwise, of any foreign,
 federal, state, county, local, municipal or
 city taxes or other compulsory payments of
 any nature whatsoever, including, without
 limitation, income, sales, use, transfer,
 excise, value added, registration,
 severance, stamp, occupation, customs,
 duties, real property, personal property,
 capital stock, social security,
 unemployment, disability, payroll or
 employee withholding or other withholding,
 including any interest, penalty or addition
 thereto, whether disputed or not.

                                                               Limitation Amount
                     Indemnifiable Event                       (In US$ Million)
                     -------------------                       -----------------
9. Any claim or demand made by purchasers, holders, lessors           100
 or other users of products of the Company, or individuals
 treated with such products, for damages or losses related to such use or treatment.

10. Any administrative, regulatory or judicial actions,               100
 orders, decrees, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of
 noncompliance or violation by any governmental entity or
 other person alleging potential responsibility or liability
 (including potential responsibility or liability for costs
 of enforcement, investigation, cleanup, governmental
 response, removal or remediation, for natural resources
 damages, property damage, personal injuries or penalties or for contribution, indemnification, cost recovery,
 compensation or injunctive relief) arising out of, based on or related to (x) the presence of, release, spill, emission, leaking, dumping, pouring, deposit, disposal, discharge,
 leaching or migration into the environment (each a
 "Release") or threatened Release of, or exposure to, any
 hazardous, toxic, explosive or radioactive substances,
 wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos--containing material,
 polychlorinated biphenyls ("PCBs") or PCB--containing
 materials or equipment, radon gas, infectious or medical
 wastes and all other substances or wastes of any nature
 regulated pursuant to any environmental law, at any
 location, whether or not owned, operated, leased or managed by the ESC Medical Systems Ltd. or any of its subsidiaries, or (y) circumstances forming the basis of any violation of
 any environmental law or environmental permit, license,
 registration or other authorization required under
 applicable environmental law.

11. Any administrative, regulatory or judicial actions,               100
 orders, decrees, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of
 noncompliance or violation by any governmental entity or
 other person alleging the failure to comply with any
 statute, law, ordinance, rule, regulation, order or decree
 of any governmental entity applicable to ESC Medical Systems
 Ltd. or any of its subsidiaries, or any of their respective businesses or operations, including, without limitation, the rules and regulations imposed or enforced by the United
 States Food and Drug Administration, or any similar
 governmental entity, or the terms and conditions of any
 operating certificate or licensing agreement.

12. Any claim or demand, not covered by any of the categories         100
 of events described above, which, pursuant to any applicable law, a director or officer of the Company may be held liable to any government or agency thereof, or any person or
 entity, in connection with actions taken by such director or officer in such capacity.

                                                                        ANNEX B

                           ESC MEDICAL SYSTEMS LTD.
                            1999 SHARE OPTION PLAN

                                   ARTICLE I

                                    Purpose

  This 1999 Share Option Plan (The "Plan") is intended to provide incentive compensation to, and to encourage share ownership by, the directors, officers, employees and certain consultants and dealers of ESC Medical Systems Ltd. and its subsidiaries (collectively, the "Company") in order to align their interests with those of the Company's shareholders, and to encourage such parties to remain in their respective capacities with the Company.

  The word "subsidiary", when used in the Plan, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the chain) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that incentive stock options shall only be granted to employees of the Company.

                                  ARTICLE II

                                Administration

  The Plan shall be administered by the Option Committee or, in the absence thereof, the Compensation Committee of the Board of Directors (in each case the "Committee"). Subject to the provisions of the Plan and any applicable law or NASDAQ rule, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees, directors, dealers and consultants of the Company and its subsidiaries shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified options; (c) to determine the times when options shall be granted and the number of shares to be issued or transferred upon the exercise of each option; (d) subject to the limitations of ARTICLE V, to determine the exercise price of each option; (e) to determine the time or times at which each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in connection with the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                  ARTICLE III

                                    Shares

  The shares to be optioned under the Plan shall either be (i) authorized but unissued Ordinary Shares, par value NIS 0.1 per share, of the Company, or (ii) Ordinary Shares which the Company may acquire and deposit with General Investec Trust Company, Ltd., or any substitute thereof as Trustee under the Plan (the "Trustee") and under the terms of a Trust Agreement as shall be approved and amended from time to time by the Board or the Executive Committee thereof (together, the "Ordinary Shares"). Under the Plan, the total number of Ordinary

Shares which may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, five million (5,000,000) Ordinary Shares, except as such number of shares shall be adjusted or increased in accordance with the provisions of ARTICLE X and Article XIX hereof.

  The number of Ordinary Shares available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and that are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated, or is canceled prior to the end of the period during which options may be granted, the Ordinary Shares underlying such option, may again be subject to an option under the Plan.

                                  ARTICLE IV

                          Eligibility of Participants

  Subject to ARTICLE VII, officers and other employees of the Company or of its subsidiaries and directors of the Company or its subsidiaries shall be eligible to participate in the Plan and receive incentive stock options or non-qualifying options.

  Directors who are not employees, future employees, dealers, or consultants of the Company shall also be eligible to participate in the Plan.

                                   ARTICLE V

                                 Option Price

  In the case of each option granted under the Plan, the option exercise price shall be not less than eighty-five percent (85%) of the last reported sales price (as expressed in either dollars or shekels adjusted to increase in Israeli CPI) of the Ordinary Shares on the Nasdaq Stock Market ("NASDAQ") (the "Fair Market Price"), on the date of grant.

                                  ARTICLE VI

                               Terms of Options

  The Committee shall determine the dates after which options may be exercised, in whole or in part. An option is exercisable in installments, and may be exercisable in whole or in part, with the unexercised portion of the option remaining exercisable.

  Any other provision of the Plan notwithstanding and subject to ARTICLE VII, no option shall be exercised after the tenth anniversary of the date that the option was granted (the "Termination Date"), and no option granted to an employee of the Company shall be exercisable before such employee accumulates at least one year of service with the Company.

  With respect to the directors, the Chief Executive Officer ("CEO") and the officers reporting directly to the CEO of the Company, the options granted hereunder shall become exercisable with respect to the entire amount of the Ordinary Shares underlying such options immediately upon a change in control of the Company, unless the Board or the Committee determined otherwise with respect to any specific director or officer upon approval of the options granted. A "Change in Control" means the first to occur of any of the following dates:

    (i) An acquisition (other than directly from the Company) of any voting securities of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then outstanding voting securities, unless such Person has filed a Schedule 13D within the 12 month period prior to the Plan being first approved by the Board of Directors; provided, however, in determining whether a Change in Control has occurred, voting securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by (X) the Company or (Y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (B) the Company or its Subsidiaries, or (C) any Person who files in connection with such acquisition a Schedule 13D which expressly disclaims any intention to seek control of the Company and does not expressly reserve the right to seek such control; provided, however, that any amendment to such statement of intent which either indicates an intention or reserves the right to seek control shall be deemed an "acquisition" of the securities of the Company reported in such filing as beneficially owned by such Person for purposes of this paragraph (i);

    (ii) The individuals who, as of the beginning of any two year period, are members of the Board (the "Incumbent Board"), ceasing for any reason, during such two year period, to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (iii) Approval by stockholders of the Company of:

      (A) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction" i.e., meets any of the requirements described in (a) or
    (b) below:

        (a) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization;

        (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the surviving corporation immediately following the consummation of such merger, consolidation or reorganization; and

      (B) A complete liquidation or dissolution of the Company; or

      (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such, a Beneficial Owner acquires additional voting securities which increase the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control shall occur.

  Share options granted hereunder to employees may provide that if, prior to the Termination Date, an optionee shall cease to be employed by the Company or a subsidiary thereof (otherwise than by reason of death or disability), the option will remain exercisable for a period not extending beyond three months after the date of cessation of employment (unless specifically stated otherwise in the specific option grant letter) to the extent it was exercisable at the time of cessation of employment. If, prior to the Termination Date, an optionee shall cease to be employed by the Company or any subsidiary thereof by reason of a disability within the meaning of Section 22(e)(3) of the Code, options granted hereunder may provide that they will remain exercisable for a period not extending beyond one year after the date of cessation of employment to the extent exercisable at the time of cessation of employment. In no event, however, shall an option be exercisable after the Termination Date. The option shall expire with respect to all Ordinary Share covered thereby into which at the time of termination of the option, the option was not exercisable. In the event of the death of an optionee prior to the Termination Date and while employed by the Company or a subsidiary thereof or while entitled to exercise an option pursuant to the preceding sentences of this paragraph, options granted hereunder may provide that they will remain exercisable until the earlier of (i) the Termination Date, and (ii) one year from the date of death, by the person or persons to whom the optionee's rights under the option pass by will or by applicable laws of descent and distribution and to the extent that the optionee was entitled to exercise it on the date of death.

  Notwithstanding the above, if prior to the Termination Date, an optionee shall cease to be employed by the Company for reasons which, as determined by the Company in its discretion, amount to bad faith, gross negligence or fraud, or as a result of the termination of such optionee for cause, any option or portion of an option not exercised as of the date of cessation of employment will expire and terminate on such date, unless specifically stated otherwise in the specific option grant letter.

                                  ARTICLE VII

         Special Provisions Applicable to Incentive Stock Options Only

  The aggregate fair market value (determined at the time the option is granted) of the Ordinary Shares with respect to which any incentive stock option is granted that is exercisable for the first time by the optionee during any calendar year, (under this Plan or any other share option plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000.

  No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of
Section 422(b)(6) of the Code, Ordinary Shares possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless (i) such option has an option price of at least 110 percent of the fair market value of the Ordinary Shares on the date of the grant of such option and (ii) such option cannot be exercised more than five years after the date it is granted.

                                 ARTICLE VIII

                              Exercise of Options

  An optionee may exercise any exercisable option by signing and returning to the Company at its principal office, a "Notice of Exercise" in the form prescribed from time to time by the Company together with payment of the exercise price. Such payment will be made in dollars or Shekels in accordance with the terms of the related option grant letter. Each Notice of Exercise shall include an acknowledgment by the optionee, if applicable, that the Company has not registered the shares issuable upon exercise of the option under the United States Securities Act of 1933, as amended (the "Securities Act"), or any similar law, and a representation by the optionee that he is acquiring such shares for investment and not with a view to their distribution or resale as such terms are defined in Rule 144 under the Securities Act ("Rule 144"). The optionee shall sign and deliver to the Company, upon its request, a separate investment representation, certificate or such other document as may be required by the Company's counsel, to such effect; provided, however, that such representation, certificate or other document may provide, if applicable, that the said investment restriction shall not be operative as to the shares subject to the option which may in the future be registered pursuant to the Securities Act. Furthermore, the Company may place an appropriate legend on any share certificate delivered to an optionee to the effect that, among other things deemed to be necessary to be stated in such legend, such shares were acquired pursuant to such an investment representation without registration of the shares.

  Payment for Ordinary Shares purchased upon the exercise of an option granted hereunder shall be made in full upon exercise of the option, by wire transfer or certified or bank cashier's check payable to the order of the Company, or by other means acceptable to the Company. The Ordinary Shares purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company or the Trustee, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Israeli or United States Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                                  ARTICLE IX

                     Non-Transferability of Option Rights

  No option shall be transferable, except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by optionee, or by such optionee's legal representative.

                                   ARTICLE X

                 Adjustment for Recapitalization, Merger, Etc.

  The aggregate number of Ordinary Shares which may be purchased upon exercise of the options granted hereunder, the number of Ordinary Shares covered by each outstanding option and the price per share of each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of the Company resulting from a stock split or other subdivision or consolidation of shares or payments of stock dividends or distributions or other increases or decreases in the number of outstanding Ordinary Shares effected without receipt of consideration by the Company or in the event of any other extraordinary transaction.

  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become issuable upon exercise of an option.

                                  ARTICLE XI

                       No Obligation to Exercise Option

  The grant of an option pursuant to the plan shall impose no obligation on the optionee to exercise such option.

                                  ARTICLE XII

                                Use of Proceeds

  The proceeds received from the issuance of Ordinary Shares upon exercise of options, pursuant to the Plan shall be used for such purposes as the Company shall determine to be appropriate.

                                 ARTICLE XIII

                            Rights as a Shareholder

  The Company shall not be required to recognize an optionee as a shareholder with respect to any share issuable or transferrable, as the case may be, upon the exercise of such option by the optionee until such optionee shall have become the holder of record of such share, and such optionee shall not be entitled to vote or to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.

                                  ARTICLE XIV

                               Employment Rights

  Nothing in the Plan or in any option granted hereunder shall confer on any optionee who is a director, officer or employee of the Company or any of its subsidiaries any right to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.

                                  ARTICLE XV

                            Compliance with The Law

  The Company shall not be liable for the non-issuance or non-transfer or any delay in issuance or transfer of any Ordinary Shares issuable or transferred, as the case may be, upon the exercise of any options granted under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Ordinary Shares of the Company upon exercise of the options under the Plan or upon the transfer of Ordinary Shares issued upon such exercise, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

                                  ARTICLE XVI

                           Voting of Ordinary Shares

  Shares held by the Trustee under the Plan shall be voted in accordance with the instructions of the Board.

                                 ARTICLE XVII

                            Cancellation of Options

  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

  In the event that the average of the Fair Market Price (as calculated in ARTICLE V) of the Company's Ordinary Shares for a continuous period of three months is less than seventy-five (75%) of the exercise price of any option, the Committee may, with the consent of the optionee, cancel such option and grant a new option (which may require extended vesting period) under the Plan to the optionee.

                                 ARTICLE XVIII

                              Transfer of Shares

  By exercise of an option granted hereunder, the optionee agrees that any sale, transfer or other disposition of any of the Ordinary Shares issued upon such exercise shall be made in accordance with the applicable requirements of Rule 144, including, if applicable, the volume limitations applicable to "affiliates" of the Company.

                                  ARTICLE XIX

                      Amendment or Discontinuance of Plan

  Subject to any applicable law and NASDAQ Rule, the Board or the Committee may, without the consent of the Company's shareholders or any optionee under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options granted hereunder prior to such amendment or modification without consent of any optionee adversely effected and, with respect to incentive stock options, the Board shall not, without approval of the stockholders, (a) increase the total number of Ordinary Shares which may be purchased pursuant to incentive stock options granted under the Plan, except as contemplated in ARTICLE X, or (b) expand the persons eligible to receive options under the Plan.

                                  ARTICLE XX

                                     Taxes

  Each optionee shall be solely liable for all taxes and other fees resulting from the grant and/or exercise of options granted under the Plan and disposition of shares acquired pursuant to the exercise of an option.

  Each optionee should consult with his/her individual tax advisers to determine the possible tax consequences of the grant and/or exercise of options granted under the Plan and the disposition of shares acquired pursuant to the exercise of the an option in his/her personal tax circumstances.

                                  ARTICLE XXI

                        Effectiveness and Term of Plan

  The Plan was adopted on November 11, 1999. The plan will expire and terminate on November 11, 2009. No option may be granted pursuant to the Plan after the termination of the Plan, however, options outstanding on that date may still be exercised in accordance with the terms of their grant.

                                 ARTICLE XXII

                                 Governing Law

  The Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel, subject to the provisions of the Code with respect to "incentive stock options" and subject to the provisions of applicable United States securities laws with respect to certain terms used herein.

                                                                        ANNEX C

                               THE COMPANIES LAW
                          A COMPANY LIMITED BY SHARES

                               ----------------

                            ARTICLES OF ASSOCIATION

                                      OF

                           ESC MEDICAL SYSTEMS LTD.

                               ----------------

                   AS AMENDED AND RESTATED ON [     ], 2000

                                  PRELIMINARY

  1. Table "A" Excluded. The regulations contained in the second schedule to the Companies Ordinance (New Version), 5743-1983 (the "Companies Ordinance") shall not apply to the Company.

  2. Interpretation. In these Articles the words standing in the first column of the table next hereinafter contained shall bear the meaning set opposite to them respectively in the second column thereof, if not inconsistent with the subject or context.

"The Company"        --ESC Medical Systems Ltd.

"The Statutes"       --The Companies Ordinance, the Companies Law, 1999 (the
                      "Companies Law") and every other Israeli law in force concerning companies limited by shares and affecting the Company.

"These Articles"     --These Articles of Association as originally drafted or
                      as altered from time to time by Ordinary Resolution.

"The Office"         --The current registered office of the Company.

"Outside Director"   --Shall have the meaning as set forth in Section 1 of the
                      Companies Law.

"Office Holder"      --Shall have the meaning set forth in Section 1 of the
                      Companies Law.

"Ordinary Resolution"--Shall have the meaning set forth in Article 28(a).

"Year" and "Month"   --A Gregorian month or year.

  (b) Unless otherwise defined in these Articles or required by the context, terms used herein shall have the meaning provided therefor under the Companies Law.

  3. Amendments. These Articles may be amended or replaced at any time and from time to time, if such amendment or replacement is recommended by the Board of Directors, by an Ordinary Resolution, but in any other case by a resolution approved by the holders of at least seventy-five percent (75%) of the shares represented at a General Meeting and voted thereon.

  3A. Purpose. The purpose of the Company is to engage in any legal business. The Company may extend reasonable donations for any proper cause.

                                 SHARE CAPITAL

  4. Share Capital. (a) The authorized share capital of the Company is NIS 5,000,000 divided into 50,000,000 (fifty million) Ordinary Shares, par value NIS 0.1 per share.

  (b) The Ordinary Shares all rank pari passu in all respects.

  5. Increase of Authorized Share Capital. (a) The Company may, from time to time, by Ordinary Resolution, whether or not all the shares then authorized have been issued, and whether or not all the shares theretofore issued have been called up for payment, increase its authorized share capital. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such Ordinary Resolution shall provide.

  (b) Except to the extent otherwise provided in such Ordinary Resolution, any new shares included in the authorized share capital increased as aforesaid shall be subject to all the provisions of these Articles which are applicable to shares of such class included in the existing share capital without regard to class (and, if such new shares are of the same class as a class of shares included in the existing share capital, to all of the provisions which are applicable to shares of such class included in the existing share capital).

  6. Special Rights; Modification of Rights. (a) Without prejudice to any special rights previously conferred upon the holders of existing shares in the Company, the Company may, from time to time, by Ordinary Resolution, provide for shares with such preferred or deferred rights or rights of redemption or other special rights and/or such restrictions, whether in regard to dividends, voting, repayment of share capital or otherwise, as may be stipulated in such Ordinary Resolution.

  (b) (i) If at any time the share capital is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or abrogated by the Company, by Ordinary Resolution or the sanction of a Ordinary Resolution passed at a separate General Meeting of the holders of the shares of such class.

  (ii) The provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate General Meeting of the holders of the shares of a particular class, provided, however, that the requisite quorum at any such separate General Meeting shall be two or more shareholders present in person or by proxy and holding not less than one third ( 1/3) of the issued shares of such class.

  (iii) Unless otherwise provided by these Articles, the enlargement of an authorized class of shares, or shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 6(b), to modify or abrogate the rights attached to previously issued shares of such class or of any other class.

  7. Consolidation, Subdivision, Cancellation and Reduction of Share
Capital. (a) The Company may, from time to time, by Ordinary Resolution (subject, however, to the provisions of Article 6(b) hereof and to applicable law):

    (i) consolidate and divide all or any part of its issued or unissued authorized share capital into shares of a per share nominal value which is larger than the per share nominal value of its existing shares;

    (ii) subdivide its shares (issued or unissued) or any of them, into shares of smaller nominal value than is fixed by the Memorandum of Association;

    (iii) cancel any shares which, at the date of the adoption of such Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so canceled; or

    (iv) reduce its share capital in any manner, and with and subject to any incident authorized, and consent required, by law.

  (b) With respect to any consolidation of issued shares into shares of a larger nominal value per share, and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, in connection with any such consolidation or other action which could result in fractional shares, may, without limiting its aforesaid power:

    (i) Determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into a share of a larger nominal value per share.

    (ii) Allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings;

    (iii) Redeem, in the case of redeemable preference shares, and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings;

    (iv) Cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board of Directors is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this sub-Article 7(b)(iv).

  8. Issuance of Share Certificates, Replacement of Lost Certificates. (a) Share certificates shall be issued under the corporate seal of the Company and shall bear the signature of one Director, or of any person or persons authorized therefor by the Board of Directors.

  (b) Each shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board of Directors so approves, to several certificates, each for one or more of such shares. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

  (c) A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

  (d) A share certificate which has been defaced, lost or destroyed, may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

  9. Registered Holder. Except as otherwise provided in these Articles or the Statutes, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

  10. Allotment and Repurchase of Shares. (a) The unissued shares from time to time shall be under the control of the Board of Directors, who shall have the power to allot, issue or otherwise dispose of shares to such persons, on such terms and conditions (including inter alia terms relating to calls set forth in Article 12(f) hereof), and either at par or at a premium, or subject to the provisions of the Companies Law, at a discount and/or with payment of commission, and at such times, as the Board of Directors deems fit, and the power to give to any person the option to acquire from the Company any shares, either at par or at a premium, or, subject as aforesaid, at a discount and/or with payment of commission, during such time and for such consideration as the Board of Directors deems fit.

  (b) The Company may at any time and from time to time, subject to the Companies Law, purchase back or finance the purchase of any shares or other securities issued by the Company, in such manner and under such terms as the Board of Directors shall determine, whether from any one or more shareholders. Such purchase shall not be deemed as payment of dividends and no shareholder will have the right to require the Company to purchase his shares or offer to purchase shares from any other shareholders.

  11. Payment in Installment. If pursuant to the terms of allotment or issue of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

  12. Calls on Shares. (a) The Board of Directors may, from time to time, as it, in its discretion, deems fit, make calls for payment upon shareholders in respect of any sum which has not been paid up in respect of shares held by such shareholders and which is not, pursuant to the terms of allotment or issue of such shares or otherwise, payable at a fixed time, and each shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) and place(s) designated by the Board of Directors, as any such times may be thereafter extended and/or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice hereafter referred to), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares in respect of which such call was made.

  (b) Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such shareholder, revoke such call in whole or in part, extend the time fixed for payment thereof, or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given

  (c) If pursuant to the terms of allotment or issue of a share or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with paragraphs (a) and (b) of this Article 12, and the provision of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount (and the non-payment thereof).

  (d) Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

  (e) Any amount called for payment which is not paid when due shall bear interest from the date fixed for payment until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and payable at such time(s) as the Board of Directors may prescribe.

  (f) Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amounts and times for payment of calls for payment in respect of such shares.

  13. Prepayment. With the approval of the Board of Directors, any shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 13 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

  14. Forfeiture and Surrender. (a) If any shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance herewith, on or before the day fixed for payment of the same, the Board of Directors, may at any time after the day fixed for such payment, so long as such amount (or any portion thereof) or interest thereon (or any portion thereof) remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorneys' fees and costs of legal proceedings, shall be added to, and shall, for all purposes (including the accrual of interest thereon); constitute a part of, the amount payable to the Company in respect of such call.

  (b) Upon the adoption of a resolution as to the forfeiture of a shareholder's share, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall be ipso facto forfeited, provided, however, that, prior to such date, the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

  (c) Without derogating from Articles 54 and 59 hereof, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

  (d) The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share.

  (e) Any share forfeited or surrendered as provided herein, shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

  (f) Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 12(e) above, and the Board of Directors, in its discretion, may, but shall not be obligated to, enforce the payment of such moneys, or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another.

  (g) The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors form re-exercising its powers of forfeiture pursuant to this Article 14.

  15. Lien. (a) Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and engagements to the Company arising from any amount payable by such shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or engagement has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of the lien (if any) existing on such shares immediately prior to such transfer.

  (b) The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or engagement giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, his executors or administrators.

  (c) The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such shareholder in respect of such share (whether or not the same have matured), and the residue (if any) shall be paid to the shareholder, his executors, administrators or assigns.

  16. Sale After Forfeiture of Surrender or in Enforcement of Lien. Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser's name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings, or to the application of the proceeds of such sale, and after his name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be impeached by any person, and person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

  17. Redeemable Shares. The Company may, subject to applicable law, issue redeemable shares and redeem the same.

  18. Conversion of Shares into Stock. (a) The Board of Directors may, with the sanction of the shareholders previously given by Ordinary Resolution, convert any paid-up shares into stock, and may, with like sanction, reconvert any stock into paid-up shares of any denomination.

  (b) The holders of stock may transfer the same, or any part thereof, in the same manner and subject to the same regulations, as the shares from which the stock arose might have been transferred prior to conversion, or as near thereto as circumstances admit, provided, however, that the Board of Directors may from time to time fix the minimum amount of stock so transferable, and restrict or forbid the transfer of fractions of such minimum, but the minimum shall not exceed the nominal value of each of the shares from which such stock arose.

  (c) The holders of stock shall, in accordance with the amount of stock held by them, have the same rights and privileges as regards the minimum amount of stock so transferable, and restrict or forbid the transfer of fractions of such minimum, but the minimum shall not exceed the nominal value of each of the shares from which such stock arose.

  (d) The holders of stock shall, in accordance with the amount of stock held by them, have the same rights and privileges as regards the minimum amount of stock so transferable, and restrict of forbid the transfer of fractions of such minimum, but the minimum shall not exceed the nominal value of each of the shares from which such stock arose.

  (e) Such of the Articles of the Company as are applicable to paid-up shares shall apply to stock, and the words "share" and "shareholder" (or
"shareholder") therein shall include "stock" and "stockholder".

                              TRANSFER OF SHARES

  19. Registration of Transfer. (a) No transfer of shares shall be registered unless a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board of Directors) has been submitted to the Company (or its transfer agent), together with the share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

  (b) The Board of Directors may, in its discretion to the extent it deems necessary, close the Register of Shareholders of registration of transfers of shares during any year for a period determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Register of Shareholders is so closed.

  20. Record Date for Notices of General Meeting and Other
Action. Notwithstanding any other contrary provision of these Articles, in order that the Company may determine the shareholders entitled to notice of or to vote at any Annual or Special General Meeting or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of or to take or be the subject of any other action, the Board of Directors may fix in advance, a record date, which shall not be more than twenty-one nor less than four days before the date of such meeting (or any longer or shorter period permitted by law), nor more than sixty days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            TRANSMISSION OF SHARES

  21. Decedents' Shares. (a) In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 21 (b) have been effectively invoked.

  (b) Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient), shall be registered as a shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

  22. Receivers and Liquidators. (a) The Company may recognize any receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such shareholder.

  (b) Such receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceedings with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

                               GENERAL MEETINGS

  23. Annual General Meeting. (a) An Annual General Meeting shall be held once in every calendar year at such time (within a period of not more than fifteen
(15) months after the last preceding Annual General Meeting) and at such place, either within or without the State of Israel, as may be determined by the Board of Directors.

  (b) Subject to the provisions of these Articles, the function of the Annual General Meeting shall be to elect the members of the Board of Directors; to appoint auditors and to fix, or authorize the directors to fix, their salaries and to transact any other business which under these Articles or the Statutes are to be transacted at a General Meeting.

  24. Special General Meetings. All General Meetings other than Annual General Meetings shall be called "Special General Meeting". The Board of Directors may, whenever it thinks fit, convene a Special General Meeting, at such time and place, within or out of the State of Israel, as may be determined by the Board of Directors, and shall be obliged to do so upon a requisition in writing in accordance with Section 63 of the Companies Law.

  25. Notice of General Meetings; Omission to Give Notice. (a) Not less than twenty-one (21) days' prior notice shall be given of every General Meeting. Each such notice shall specify the place and the day and hour of the meeting and the general nature of each item to be acted upon thereat, said notice to be given to all shareholders who would be entitled to attend and vote at such meeting. Notice of a General Meeting shall be given in accordance with the Statutes and any other applicable law, and otherwise as the Board of Directors may determine. Anything therein to the contrary notwithstanding, with the consent of all shareholders entitled to vote thereon, a resolution may be proposed and passed at such meeting although a lesser notice than hereinabove prescribed has been given.

  (b) The accidental omission to give notice of a meeting to any shareholder, or the non-receipt of notice sent to such shareholder, shall not invalidate the proceedings at such meeting.

  (c) No shareholder present, in person or by proxy, at the commencement of a General Meeting shall be entitled to seek the abolishment of any proceedings or resolutions adopted at such General Meeting on account of any defect in the notice of such meeting relating to the time or the place thereof, or any item to be acted upon at such meeting which is such that is usually acted upon at Annual General Meetings of the Company.

                        PROCEEDINGS AT GENERAL MEETINGS

  26. Quorum. (a) No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

  (b) In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in Article 32(a) hereof), present in person or by proxy and holding shares conferring in the aggregate at least thirty three and a third percent (33 1/3%) of the voting power of the Company, shall constitute a quorum of General Meetings.

  (c) If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairman may determine with the consent of the holders of majority of the voting power represented at the meeting in person or by proxy and voting on the question of adjournment. No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. At such adjourned meeting (other than an adjourned separate meeting of a particular class of shares as referred to in Article 6 of these Articles), if the original meeting was convened upon requisition under Section 63 of the Companies Law, one or more shareholders, present in person or by proxy, and holding the number of shares required for making such requisition, shall constitute a quorum, but in any other case any two (2) shareholders (not in default as aforesaid) present in person or by proxy, shall constitute a quorum.

  27. Chairman. The Chairman, if any, of the Board of Directors, shall preside as Chairman at every General Meeting of the Company. If at any meeting the Chairman is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling to act as Chairman, the Co-Chairman shall preside at the meeting. If at any such meeting both the Chairman and the Co-Chairman are not present or are unwilling to act as Chairman, shareholders present shall choose someone of their number to be Chairman. The office of Chairman shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairman to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or such proxy).

  28. Adoption of Resolutions at General Meetings. (a) (i) An Ordinary Resolution shall be deemed adopted if approved by the holders of a majority of the voting power represented at the meeting in person or by proxy and voting thereon.
  (ii) Any matter required under the Companies Ordinance to be approved by a Special or Extraordinary Resolution shall be deemed adopted if approved by an Ordinary Resolution, except as otherwise mandated by any provision of the Companies Ordinance then still in effect.
  (b) Every question submitted to a General Meeting shall be decided by a written ballot.
  (c) A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or lost, and an entry to that effect in the minute book of the Company, shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

  29. Resolutions in Writing. A resolution in writing signed by all shareholders of the Company then entitled to attend and vote at General Meetings or to which all such shareholders have given their written consent (by letter, telegram, telex, facsimile or otherwise) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held.

  30. Power to Adjourn. The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.

  31. Voting Power. Subject to the provisions of Article 32(a) and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each share held by him of record or in his name with an "exchange member" and held of record by a "nominees company" (as such terms are defined under Section 1 of the Companies Law), on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

  32. Voting Rights. (a) No shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the quorum thereat), unless all calls then payable by him in respect of his shares in the Company have been paid, but this Article 32(a) shall not apply to separate General Meetings of the holders of a particular class of shares pursuant to Article 6(b).
  (b) A company or other corporate body being a shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to execute or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power which the latter could have exercised if it were an individual shareholder. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to him.
  (c) Any shareholder entitled to vote may vote either in person or by proxy (who need not be shareholder of the Company), or, if the shareholder is a company or other corporate body, by representative authorized pursuant to
Article 32(b).
  (d) If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purpose of this Article 32(d), seniority shall be determined by the order of registration of the joint holders in the Register of Shareholder.

                                    PROXIES

  33. Instrument of Appointment. (a) An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

  "I,               , of
    (Name of Shareholder)              (Address of
                                       Shareholder)

  being a shareholder of ESC Medical Systems Ltd. hereby appoint

                 , of               ,
       (Name of Proxy)              (Address of Proxy)

  as my proxy to vote for me and on my behalf at the
  General Meeting of the Company to be held on the
  day of       ,     and at any adjournment(s) thereof.

  Signed this       day of         ,      .

                                              "
                                (Signature of
                                  Appointor)

or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor of such person's duly authorized attorney, or, if such appointor is company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

  (b) The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be presented to the Chairmen at the meeting at which the person named in the instrument proposes to vote or be delivered to the Company (at its Registered Office, at its principal place of business, or at the offices of its registrar or transfer agent, or at such place as the Board of Directors may specify) not less than two (2) hours before the time fixed for such meeting, except that the instrument shall be delivered (i) twenty-four (24) hours before the time fixed for the meeting where the meeting is to be held outside of Israel and the instrument is delivered to the Company at it Registered Office or principal place of business, or (ii) forty-eight (48) hours before the time fixed for the meeting where the meeting is to be held outside of the United States of America and the instrument is delivered to the Company's registrar or transfer agent.

  34. Effect of Death of Appointor of Transfer of Share and or Revocation of Appointment. (a) A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the prior death or bankruptcy of the appointing shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such meeting prior to such vote being cast.

  (b) An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairman, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 33(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 33(b) hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 34(b) at or prior to the time such vote was cast.

                              BOARD OF DIRECTORS

  35. Powers of Board of Directors. (a) In general. The management of the business of the Company shall be vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not hereby or by law required to be exercised or done by the Company by action of its shareholders at a General Meeting. The authority conferred on the Board of Directors by this Article 35 shall be subject to the provisions of the Statutes, these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company by action of its shareholders at a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

  (b) Borrowing Power. The Board of Directors may from time to time, at its discretion, cause the Company to borrow or secure the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions as it deems fit, and, in particular, by the issuance of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges, or other securities on the undertaking or the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital for the time being.

  (c) Reserves. The Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board of Directors, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or redesignate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

  36. Exercise of Powers of Board of Directors. (a) A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors.

  (b) A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon.

  (c) A resolution in writing signed by all of the Directors then in office and lawfully entitled to vote thereon or to which all of the Directors have given their written consent (by letter, telegram, telex, facsimile, electronic mail or otherwise) shall be deemed to have been unanimously adopted by a meeting of the Board of Directors duly convened and held.

  37. Delegation of Powers. (a) The Board of Directors may, subject to the provisions of the Statutes, delegate any or all of its powers to Committees, each consisting of one or more persons (who are Directors), and it may from time to time revoke such delegation or alter the composition of any such committee. Any Committee so formed (in these Articles referred to as a "Committee of the Board of Directors"), shall, in the exercise of the powers so delegated, conform to any regulation imposed on it by the Board of Directors. The meeting and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

  (b) Without derogating from the provisions of Article 50, the Board of Directors may from time to time appoint a Secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors deems fit, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Ordinance, determine the powers and duties, as well as the salaries and emoluments, of all such persons, and may require security in such cases and in such amounts as it deems fit.

  (c) The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purposes(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

  38. Number of Directors. The Board of Director of the Company shall consist of such number of Directors (not less than two nor more than fourteen, including the Outside Directors) as may be fixed, from time to time, by Ordinary Resolution of the Company.

  39. Election and Removal of Directors. (a) Directors shall be elected at the Annual General Meeting by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy and voting on the election of directors, and each Director shall serve, subject to Article 42 hereof, and, with respect to a Director appointed pursuant to Article 41 hereof, subject to such Article, until the Annual General Meeting next following the Annual General Meeting or General Meeting at which such Director was elected pursuant to this Article or Article 41 hereof, or his earlier removal pursuant to this Article 39. The holders of a majority of the voting power represented at a General Meeting in person or by proxy and voting thereon at such meeting shall be entitled to remove any Director(s) from office, to elect Directors instead of Directors so removed or to fill any vacancy, however created, in the Board of Directors.

  (b) The Directors may at any time and from time to time appoint any other person as a Director, whether to fill a vacancy or whether in addition to those of their body. Any Director so appointed shall hold office until the first General Meeting convened after such appointment and may be re-elected.

  (c) The election, qualification and removal of Outside Directors shall be regulated by the applicable provisions set forth in the Companies Law.

  40. Qualification of Directors. No person shall be disqualified to serve as a Director by reason of his not holding shares in the Company or by reason of his having served as a Director in the past.

  41. Continuing Directors in the Event of Vacancies. In the event of one or more vacancies in the Board of Directors, the continuing Directors may continue to act in every matter, and, pending the filling of any vacancy pursuant to the provisions of Article 39, may appoint Directors to temporarily fill any such vacancy, provided, however, that if they number less than a majority of the number provided of pursuant to Article 38 hereof, they may only act in an emergency or to fill the office of director which has become vacant up to the minimum number or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors provided for pursuant to Article 38 hereof are in office as a result of said meeting.

  42. Vacation of Office. (a) The office of a Director shall be vacated, ipso facto, upon his death, or if he be found lunatic or become of unsound mind, or if he becomes bankrupt, or if the Director is a company, upon its winding-up.

  (b) The office of a Director shall be vacated by his written resignation. Such resignation shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

  43. Remuneration of Directors. A director shall be paid remuneration by the Company for his services as Director to the extent such remuneration shall have been approved by a General Meeting of the Company.

  44. Conflict of Interests. Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be avoided, nor, other than as required under the Companies Ordinance, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director's holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or, in any other case, at no later than the first meeting of the Board of Directors after the acquisition of his interest.

  45. Alternate Directors. (a) A Director may, by written notice to the Company given in the manner set forth in article 45(b) below, appoint any individual as an alternate for himself (in these Articles referred to as "Alternate Director"), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever. The appointment of an Alternate Director shall be subject to the consent of the Board of Directors. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for all purposes, and for a period of time concurrent with the term of the appointing Director.

  (b) Any notice to the Company pursuant to Article 45(a) shall be given in person to, or by sending the same by mail to the attention of the General Manager of the Company at the principal office of the Company or to such other person or place as the Board of Directors shall have determined for such purpose, and shall become effective on the date fixed therein, or upon the receipt thereof by the Company (at the place as aforesaid), whichever is later, subject to the consent of the Board of Directors if the appointee is not then a member of the Board of Directors, in which case the notice will be effective as of the date of such consent.

  (c) An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided however, that (i) he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides), and (ii) an Alternate Director shall have no standing at any meeting of the Board of Directors or any Committee thereof while the Director who appointed him is present, and (iii) the Alternate Director is not entitled to remuneration.

  (d) Any individual, who qualifies to be a member of the Board of Directors, may act as an Alternate Director.

  (e) An Alternate Director shall alone be responsible for his own acts and defaults, and he shall not be deemed the agent of the Director(s) who appointed him.

  (f) The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 42, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director ceases to be a Director.

                     PROCEEDINGS OF THE BOARD OF DIRECTORS

  46. Meetings. (a) The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors think fit.

  (b) Any Director may at any time, and the Secretary, upon the request of such Director, shall, convene a meeting of the Board of Directors, but not less than seven (7) days' notice shall be given of any meeting so convened. Notice of any such meeting may be given orally, by telephone, in writing or by mail, telex, cablegram or facsimile. Notwithstanding anything to the contrary herein, failure to deliver notice to a director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened notwithstanding such defective notice if such failure or defect is waived prior to action being taken at such meeting, by all Directors entitled to participate at such meeting to whom notice was not duly given as aforesaid. Without derogating from the foregoing, no Director present at the commencement of a meeting of the Board of Directors shall be entitled to seek the abolishment of any proceedings or resolutions adopted at such meeting on account of any defect in the notice of such meeting relating to the time or the place thereof.

  47. Quorum. Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by telephone conference of a majority of the Directors then in office who are lawfully entitled to participate in the meeting. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by telephone conference) when the meeting proceeds to business.

  48. Chairman of the Board of Directors. The Board of Directors may from time to time, elect one of its members to be the Chairman of the Board of Directors, and another of its members as Co-Chairman, remove such Chairman and Co-Chairman from office and appoint others in their place. The Chairman of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting or if he is unwilling to take the chair, the Co-Chairman shall preside. If both the Chairman and the Co-Chairman are not present or are unwilling to take the chair the Directors present shall choose one of their number to be the Chairman of such meeting. Neither the Chairman nor the Co-Chairman shall have a casting or additional vote.

  49. Validity of Acts Despite Defects. All acts done bona fide at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

                     CHIEF EXECUTIVE OFFICER AND PRESIDENT

  50. Chief Executive Officer and President. (a) The Board of Directors may from time to time appoint one or more persons, whether or not Directors, as Chief Executive Officer or Officers, General Manager or Managers, or President of the Company and may confer upon such person(s), and from time to time modify or revoke, such titles and such duties and authorities of the Board of Directors as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have authority with respect of the management of the Company in the Ordinary course of business. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board of Directors may from time to time (subject to the provisions of the Companies Ordinance and of any contract between any such person and the Company) fix his or their salaries and emoluments, remove or dismiss him or them from office and appoint another or others in his or their place or places.

  (b) Unless otherwise determined by the Board of Directors, the Chief Executive Officer of the Company shall have the power to appoint other officers, executives and employees of the Company and determine their remuneration, provided that the remuneration of the four highest salaried personnel of the Company shall also be approved by either the Board of Directors or any of the Audit Committee or the Compensation Committee.

                                    MINUTES

  51. Minutes. (a) Minutes of each General Meeting and of each meeting of the Board of Directors shall be recorded and duly entered in books provided for that purpose, and shall be held by the Company at its principal office or its Registered Office or such other place as shall have been determined by the Board of Directors. Such minutes shall, in all events, set forth the names of the persons present at the meeting and all resolutions adopted thereat.

  (b) Any minutes as aforesaid, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

                                   DIVIDENDS

  52. Declaration of Dividends. The Board of Directors may from time declare, and cause the Company to pay, such interim or final dividend as may appear to the Board of Directors to be justified by the profits of the Company and as permitted by the Statutes. The Board of Directors shall determine the time for payment of such dividends, both interim and final, and the record date for determining the shareholders entitled thereto.

  53. Funds Available for Payment of Dividends. No dividend shall be paid otherwise than out of the profits of the Company.

  54. Amount Payable by Way of Dividends. (a) subject to the rights of the holders of shares as to dividends, any dividend paid by the Company shall be allocated among the shareholders entitled thereto in proportion to the sums paid up or credited as paid up on account of the nominal value of their respective holdings of the shares in respect of which such dividends are being paid without taking into account the premium paid up for the shares. The amount paid up on account of a share which has not yet been called for payment or fallen due for payment and upon which the Company pays interest to the shareholder shall not be deemed, for the purposes of this Article, to be a sum paid on account of the share.

  (b) Whenever the rights attached to any shares or the terms of issue of the shares do not provide otherwise, shares which are fully paid up or which are credited as fully or partly paid within any period which in respect thereof dividends are paid shall entitle the holders thereof to a dividend in proportion to the amount paid up or credited as paid up in respect of the nominal value of such shares and to the date of payment thereof (pro rata temporis).

  55. Interest. No dividend shall carry interest as against the Company.

  56. Payment in Specie. Upon the recommendation of the Board of Directors approved by Ordinary Resolution of the Company, the Company (i) may cause any moneys, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the footing that they become entitled thereto as capital, or may cause any part of such capitalized fund to be applied on behalf of such shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Company which shall be distributed accordingly, in payment, in full or in part, of the uncalled liability on any issued shares or debentures or debenture stock; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

  57. Implementation of Powers under Article 56. For the purpose of giving full effect to any resolution under Article 56, and without derogating from the provisions of Article 7(b) hereof, the Board of Directors may settle any difficulty which may arise in regard to the distribution as it thinks expedient, and, in particular, may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any shareholders upon the footing of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors. Where requisite, a proper contract shall be filed in accordance with Section 291 of the Companies Law, and the Board of Directors may appoint any person to sign such contract on behalf of the persons entitled to the dividend or capitalized fund.

  58. Dividends on Unpaid Shares. Without derogating from Article 54 hereof, the Board of Directors may give an instruction which shall prevent the distribution of a dividend to the holders of shares the full nominal amount of which has not been paid up.

  59. Retention of Dividends. (a) The board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

  (b) The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Articles 21 or 22, entitled to become a shareholder, or which any person is, under said Articles, entitled to transfer, until such person shall become a shareholder in respect of such share or shall transfer the same.

  60. Unclaimed Dividends. All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not constitute the Company a trustee in respect thereof. The principal (and only the principal) of any unclaimed dividend of such other moneys shall be if claimed, paid to a person entitled thereto.

  61. Mechanics of Payment. Any dividend or other moneys payable in cash in respect of a share may be paid be check or warrant sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Register of Shareholders or his bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under Article 21 or 22 hereof, as applicable, or such person's bank account), or to such person and at such other address as the person entitled thereto may by writing direct. Every such check or warrant shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company.

  62. Receipt from a Joint Holder. If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

                                   ACCOUNTS

  63. Books of Account. The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Ordinance and of any other applicable law. Such books of account shall be kept at the Registered Office of the Company, or at such other place or places as the Board of Directors may think fit, and they shall always be open to inspection by all Directors. No shareholder, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by law or authorized by the Board of Directors or by Ordinary Resolution of the Company.

  64. Audit. At least once in every fiscal year the accounts of the Company shall be audited and the correctness of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

  65. Auditors. The appointment, authorities, rights and duties of the auditor(s) of the Company, shall be regulated by applicable law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders in General Meeting may, by Ordinary Resolution, act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board of Directors to fix such remuneration subject to such criteria or standards, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with the volume and nature of the services rendered by such auditor(s).

                            SUPPLEMENTARY REGISTERS

  66. Supplementary Registers. Subject to and in accordance with the provisions of Sections 138 to 139, inclusive, of the Companies Law and to all orders and regulations issued thereunder, the Company may cause supplementary registers to be kept in any place outside Israel as the Board of Directors may think fit, and, subject to all applicable requirements of law, the Board of Directors may from time to time adopt such rules and procedures as it may think fit in connection with the keeping of such branch registers.

  67. [Reserved]

                      EXEMPTION, INDEMNITY AND INSURANCE

  68. Exemption. The Company may exempt any Office Holder from his or her liability to the Company for breach of duty of care, to the maximum extent permitted by law, before or after the occurrence giving rise to such liability.

  68A. Indemnification. (a) The Company may undertake with any Office Holder to indemnify such Office Holder, to the maximum extent permitted by law, against any liabilities he or she may incur in such capacity, provided that such undertaking is limited (i) with respect to categories of events that can be expected as determined by the Board of Directors when authorizing such undertaking, and (ii) with respect to such amounts determined by the Board of Directors as reasonable in the circumstances.

  (b) The Company may indemnify any past or present Office Holder, to the maximum extent permitted by law, with respect to any past occurrence, whether or not the Company is obligated under any agreement to indemnify such Office Holder in respect of such occurrence.

  68B. Insurance. The Company may procure, and/or undertake to procure, insurance covering any past or present Office Holder against any liability which he or she may incur in such capacity, including the Company for indemnifying such Office Holder, to the maximum extent permitted by law.

  68C. Limitations on Exemption, Indemnity and Insurance. Articles 68, 68A and 68B above notwithstanding, the Company shall not procure insurance, indemnify or exempt any Office Holder with respect to the events described in Subsections 263(1) through 263(4) of the Companies Law or any successor or amendment thereof, as may from time to time be in effect.

                                  WINDING UP

  69. Winding Up. If the Company is wound up, then, subject to applicable law and to the rights of the holders of shares with special rights upon winding up. The assets of the Company available for distribution among the shareholders shall be distributed to them in proportion to the nominal value of their respective holdings of the shares in respect of which such distribution is being made.

                                    MERGERS

  69A. Approval of Merger. Notwithstanding Section 327 of the Companies Law, the Company may approve any merger under Part Eight, Chapter One of the Companies Law by an Ordinary Resolution.

                      RIGHTS OF SIGNATURE, STAMP AND SEAL

  70. Rights of Signature, Stamp and Seal. (a) The Board of Directors shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature of such person(s) on behalf of the Company shall bind the Company insofar as such person(s) acted and signed within the scope of his or their authority.

  (b) The Board of Directors may provide for a seal. If the Board of Directors so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board of Directors and in the presence of the person(s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

  (c) The Company may exercise the powers conferred by Section 102 of the Companies Ordinance regarding a seal for use abroad, and such powers shall be vested in the Board of Directors.

                                    NOTICES

  71. Notices. (a) Any written notice or other document may be served by the Company upon any shareholder either personally or by sending it by prepaid mail (airmail if sent internationally) addressed to such shareholder at his address as described in the Register of Shareholders or such other address as he may have designated in writing for the receipt of notices and other documents. Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the General Manager of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at its Registered Office. Any such notice or other document shall be deemed to have been served forty-eight (48) hours after it has been posted (seven (7) business days if sent internationally), or when actually received by the addressee if sooner than forty-eight hours or seven days, as the case may be, after it has been posted, or when actually tendered in person, to such shareholder (or to the Secretary or the General Manager). Notice sent by cablegram, telex, or facsimile shall be deemed to have been served two business days after the notice is so sent to such shareholder (or by the Company). If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 71(a).

  (b) All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register of Shareholders, and any notice so given shall be sufficient notice to the holders of such share.

  (c) Any shareholder whose address is not described in the Register of Shareholders, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

  (d) Notwithstanding anything to the contrary contend herein, notice by the Company of a General Meeting which is published in at least two daily newspapers in the State of Israel within the time otherwise required for giving notice of such meeting under Article 25 hereof and containing the information required to be set forth in such notice under such Article, shall be deemed to be notice of such meeting duly given, for purposes of these Articles, to any shareholder whose address as registered in the Register of Shareholders is located in the State of Israel.

                                    * * * *

                                     PROXY

                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 2000

                     THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                           ESC MEDICAL SYSTEMS LTD.

The undersigned hereby appoints Yacha Sutton and Hadar Solomon and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ESC Medical Systems Ltd., an Israeli corporation (the "Company"), which the undersigned may be entitled to vote at the Annual General Meeting of shareholders of the Company to be held at the Intercontinental Hotel of New York, 111 East 48th Street, New York, New York, on May 30, 2000 at 10:00 a.m. (local time) or at any adjournment or postponement thereof, as shown on the voting side of this card.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR

                     PROXY CARD BACK AS SOON AS POSSIBLE!
-------------------------------------------------------------------------------

[Reverse Side]

                        ANNUAL MEETING OF SHAREHOLDERS

                           ESC MEDICAL SYSTEMS LTD.

                                 May 30, 2000

Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.

This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the nominee directors, FOR Proposals 2, 3, 4, 5, 6, 7, 8 and 9 and in the discretion of the proxies, with respect to all other matters which may properly come before the meeting and any and all adjournments thereof.

1. To elect the following nominees to serve as directors of the Company until the next Annual General Meeting of shareholders: Prof. Jacob A. Frenkel, Mr. Aharon Dovrat, Mr. Philip Friedman, Mr. Thomas G. Hardy, Prof. Darrell
   S. Rigel, M.D., Mr. S.A. Spencer, Mr. Mark H. Tabak and Prof. Zehev Tadmor. You may withhold authority to vote for any one or more of the nominees by writing their name in the space provided below.

  [_]FOR all nominees listed above        [_]WITHHOLD AUTHORITY to vote
     (except as indicated to the             for all nominees listed above
     contrary below)

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  (Instructions: Write the name of each nominee in the space above for whom authority to vote is withheld)

2. To approve the exemption, insurance and indemnification arrangements of the Company's directors.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To approve the reimbursement of costs and expenses of certain shareholders in connection with the proxy contest held at the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. To approve the indemnification of current and former directors of the Company with respect to certain complaints filed with the United States District Court and in connection with the filing of Schedule 13D by certain shareholders prior to the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

5. To approve the adoption of the 1999 Share Option Plan and the grant of share options thereunder.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

6. To appoint the firm of Brightman Almagor & Co., a member firm of Deloitte, Touche, Tohmatsu, as the Company's independent accountants for fiscal year 2000.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

7. To approve the amendment to the Company's Memorandum of Association.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

8. To amend the Company's Articles of Association by adopting the Amended and Restated Articles of Association.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

9. To approve the compensation of the Company's directors for (i) services rendered to the Board of Directors during the term which commenced following the Company's June 23, 1999 combined extraordinary and annual general meeting of shareholders and (ii) serving on the Board of Directors during the new term, which shall commence at the Annual Meeting.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

                                                -------------------------------
                                                          (SIGNATURE)

                                                -------------------------------
                                                  (SIGNATURE IF HELD JOINTLY)

                                                Dated:         , 2000

NOTE: This proxy should be dated and signed by the shareholder exactly as the shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.